Rule 497(c)
                                                 File Nos. 33-58004 and 811-7474

Statement of
Additional Information
September 15, 1998


                               BOSTON 1784 FUNDS[SERVICE MARK]

                               MONEY MARKET FUNDS:

                     Boston 1784 Tax-Free Money Market Fund
                   Boston 1784 U.S. Treasury Money Market Fund
            Boston 1784 Institutional U.S. Treasury Money Market Fund
                       Boston 1784 Prime Money Market Fund
                Boston 1784 Institutional Prime Money Market Fund

                                   BOND FUNDS:

                       Boston 1784 Short-Term Income Fund
                             Boston 1784 Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund

                                TAX-EXEMPT FUNDS:

                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:


                        Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                             Boston 1784 Growth Fund
                      Boston 1784 International Equity Fund


         This Statement of Additional Information provides information regarding the activities and operations of the no-load mutual funds listed above, and should be read in conjunction with the Funds' Prospectuses dated September 15, 1998. You may obtain a Prospectus without charge by calling 1-800-BKB-1784.


         Certain financial information which is included in the Annual Reports to Shareholders of Boston 1784 Funds is incorporated by reference into this Statement of Additional Information.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                 TABLE OF CONTENTS

                                                                                                      PAGE

 1.  Trust History                                                                                      2
 2.  Description of the Trust and its Investments and Risks                                             2
             Classification                                                                             2
             Investment Strategies and Risks                                                            3
             Fund Policies                                                                             21
             Temporary Defensive Position                                                              25
             Portfolio Turnover                                                                        25
 3.  Management                                                                                        26
             Trustees                                                                                  26
             Management Information                                                                    27
             Compensation                                                                              29
 4.  Control Persons and Principal Holders of Securities                                               30
             Principal Holders                                                                         30
 5.  Investment Advisory and Other Services                                                            31
             Investment Advisers                                                                       31
             Distributor                                                                               33
             Administrator                                                                             34
             Dividend Disbursing Agent and Transfer Agent                                              35
             Custodian                                                                                 36
             Counsel and Independent Accountant                                                        36
 6.  Brokerage Allocation and Other Practices                                                          36
             Brokerage Transactions                                                                    36
             Brokerage Selection                                                                       37
 7.  Description of Shares; Voting Rights and Liabilities                                              39
 8.  Purchase, Redemption and Pricing of Shares                                                        40
             Determination of Net Asset Value                                                          40
             Purchase and Redemption of Shares                                                         41
             Systematic Withdrawal Plan                                                                42
             Redemption in Kind                                                                        43
 9.  Taxes                                                                                             43
             Tax Status of the Funds                                                                   43
             Taxation of Fund Distributions                                                            44
             Disposition of Shares                                                                     45
             Additional Information for Shareholders of the Tax-Exempt Funds                           45
             Additional Information Relating to Fund Investments                                       45
             Additional Information Relating to Foreign Investments                                    46
             Foreign Shareholders                                                                      47
             Backup Withholding                                                                        47
10.  Performance Information                                                                           47
             Calculation of Yield                                                                      47
             Calculation of Total Return                                                               49
11.  Financial Statements                                                                              55

Appendix A:  Certain Information concerning Connecticut, Florida, Massachusetts and
             Rhode Island
Appendix B:  Description of Securities Ratings
Appendix C:  Taxable Equivalent Yields


                                1. TRUST HISTORY

         BOSTON 1784 FUNDS[SERVICE MARK] (the "Trust") is an open-end management investment company established under Massachusetts law as a Massachusetts business trust on February 5, 1993. Prior to May 27, 1997, Boston 1784 Funds was known as 1784 Funds. On that date the Trust and each Fund added "Boston" to their names.


            2. DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

                                 CLASSIFICATION


         The Declaration of Trust permits the Trust to offer separate portfolios, or funds, of shares of beneficial interest and different classes of shares of each fund. Boston 1784 Funds currently has seventeen active series. Each Fund (other than the state Tax-Exempt Funds) is a diversified mutual fund.


         This Statement of Additional Information relates to the following funds of the Trust (the "Funds"):

                               MONEY MARKET FUNDS:

                     Boston 1784 Tax-Free Money Market Fund
                   Boston 1784 U.S. Treasury Money Market Fund
            Boston 1784 Institutional U.S. Treasury Money Market Fund
                       Boston 1784 Prime Money Market Fund
                Boston 1784 Institutional Prime Money Market Fund

                                   BOND FUNDS:

                       Boston 1784 Short-Term Income Fund
                             Boston 1784 Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund

                                TAX-EXEMPT FUNDS:

                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:


                        Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                             Boston 1784 Growth Fund
                      Boston 1784 International Equity Fund


         BankBoston, N.A. ("BankBoston") is the investment adviser of each Fund. Kleinwort Benson Investment Management Americas, Inc. is the investment adviser of the International Equity Fund with BankBoston (BankBoston and Kleinwort Benson are each referred to as an "Adviser"). SEI Investments Distribution Co. is the distributor of shares of each Fund.

         As required by law, each of the Trust, BankBoston and the Trust's administrator and distributor have adopted codes of ethics concerning certain activities of officers, trustees or directors and employees. Copies of these codes of ethics have been filed with the Securities and Exchange Commission.

                         INVESTMENT STRATEGIES AND RISKS


         The principal investment policies and strategies of each of the Funds are described in the Prospectus by which shares of that Fund are offered. The permitted investments and investment techniques described below, in alphabetical order, supplements the information contained in the Prospectus.


         Each Tax-Exempt Fund has a fundamental policy of investing at least 80 percent of its net assets under normal market conditions in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "municipal securities"). A Tax-Exempt Fund may comply with this policy (or with any other policy of such Fund as to investing in securities the interest on which is exempt from taxation in a particular state or which are not subject to intangible personal property taxes of any state) by investing in a partnership, trust, regulated investment company or other entity which invests in such municipal securities, in which case the applicable Fund's investment in such entity shall be deemed an investment in the underlying municipal securities in the same proportion as such entity's investment in such municipal securities bears to its net assets.

         Appendix A contains information concerning Connecticut, Florida, Massachusetts and Rhode Island. Each of the Connecticut, Florida, Massachusetts and Rhode Island Tax-Exempt Income Funds is particularly susceptible to events affecting issuers in its state.

         Appendix B describes the ratings assigned to securities by certain securities rating organizations.


         Appendix C describes the yield investors need to achieve from a taxable investment to equal the yield from a tax-exempt investment. The taxable equivalent yields tables do not predict the yield of any Fund.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         Each of the Funds may invest in depositary receipts. American Depositary Receipts ("ADRs") are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holdings of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect to the deposited securities.


ASSET-BACKED SECURITIES

         In addition to mortgage-backed securities, each of the Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.


         Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

BANK OBLIGATIONS

         Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits), and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

         The Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) are not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase.

BANKERS' ACCEPTANCES

         Each of the Funds may invest in bankers' acceptances. A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT

         Each of the Funds may invest in certificates of deposit. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Cerificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER

         Each of the Funds may invest in commercial paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

COMMON AND PREFERRED STOCK

         Each of the Funds may invest in common and preferred stock. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

CONVERTIBLE SECURITIES

         Each of the Funds may invest in convertible securities. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Convertible securities include both debt obligations and preferred stock.

CURRENCY SWAPS

         Each of the Funds may engage in currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Advisers to a Fund are incorrect in their forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Each of the Funds may engage in foreign currency exchange transactions. Since investments in foreign companies usually involve currencies of foreign countries, the value of the assets of a Fund with investments in foreign companies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although such Fund's assets are valued daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot basis or for settlement on a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not currently intend to speculate in foreign currency exchange rates or forward contracts.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Adviser or each of the Advisers to a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. A Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in the applicable currency. Under normal circumstances, consideration of the prospect for currency parities is incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, each Adviser to such Funds believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of such Funds will be served.

         A Fund generally does not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund either sells the security and makes delivery of the foreign currency, or it retains the security and terminates its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         If a Fund retains the security and engages in an offsetting transaction, the Fund incurs a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency for the Fund on the spot market (and cause the Fund to bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The Funds' dealings in foreign currency contracts are limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to the Fund's foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser or Advisers to such Fund. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN SECURITIES

         Each of the Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in certain obligations or securities of foreign issuers. Boston 1784 International Equity Fund intends to invest a substantial portion of its assets in securities and obligations of foreign issuers. Permissible investments include obligations of foreign branches of U.S.

banks and of foreign banks, including certificates of deposit and time deposits (including Eurodollar time deposits).

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities, will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

         It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

         The current policy of Boston 1784 International Equity Fund is not to invest more than 10 percent of its assets in investment companies and investment trusts which primarily hold foreign securities except that the Fund may invest all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund (a "Qualifying Portfolio"). Investments in such entities may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

         A Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Stock Funds, Boston 1784 Income Fund and Boston 1784 Short-Term Income Fund may invest in securities issued by entities based in developing countries throughout the world. All of the risks of investing in securities of foreign issuers are heightened for securities of issuers in developing countries. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

         Each Fund may invest up to 25 percent of its assets in forward commitments or commitments to purchase securities on a when-issued basis. Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

         While awaiting delivery of securities purchased on a when-issued basis, a Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities (for Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund, cash and U.S. Government securities) equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional assets of the type described in the preceding sentence in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FUTURES CONTRACTS

         Subject to applicable laws, each of the Funds may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

         When a Fund purchases or sells a futures contract, the Trust must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5 percent or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin", based on decrease or increase in the value of the futures contract.

         Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

         A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, its Adviser's or Advisers', as applicable, judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

GUARANTEED INVESTMENT CONTRACTS (GIC)

         A GIC is a contract between an insurance company and, generally, an institutional investor that guarantees the investor a specified interest rate for a specific period and the return of the investor's principal. Each of the Funds may invest in GICs, but no Fund will invest more than 20% of its total assets in GICs.

LOAN PARTICIPATIONS

          Each of the Funds may invest in loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.


MONEY MARKET FUNDS

         A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Each of the Funds (other than Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund) may invest in money market funds, but not more than 5 percent of its assets in any one money market fund or more than 10 percent of its assets in other investment companies, including money market funds. When a Fund invests in a money market fund, a shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

         Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may enter into mortgage "dollar roll" transactions pursuant to which a Fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

MORTGAGE-BACKED SECURITIES

         Each of the Funds may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

         The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only.

         Each of the Funds (other than the Money Market Funds) may also invest in mortgage-backed securities which are rated in one of the three top categories by Standard and Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch IBCA"), or, if not rated by S&P, Moody's or Fitch IBCA, of comparable quality as determined by the Adviser or Advisers to the Fund. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligations is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

OPTIONS

         Each of the Stock Funds, Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may, for hedging purposes and in order to generate additional income, write call options on a covered basis. Each of the Tax-Exempt Funds and Boston 1784 U.S. Government Medium-Term Income Fund may, for hedging purposes only, write call options on a covered basis, and will not engage in option writing strategies for speculative purposes. The aggregate value of such options may not exceed 10 percent of such Fund's net assets as of the time such Fund enters into such options.

         The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

         A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the cost of the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Each of the Stock Funds, Tax-Exempt Funds and Bond Funds will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

OPTIONS ON FUTURES CONTRACTS

         Each of the Funds may also, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

OPTIONS ON STOCK INDICES

           The Stock Funds may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5 percent of a Fund's total assets.

           Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount

                                      -15


of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

           As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

           A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

           A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

           Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to the Adviser or the Advisers of such Fund, at the time of investment, to be a liquid secondary market for such options.

OTHER INVESTMENT COMPANIES

         Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies and foreign investment trusts. Each Fund may invest up to 5% of its assets in closed-end investment companies that primarily hold securities of non-U.S. issuers. A Fund's purchase of investment company securities may result in the duplication of fees and expenses.

RECEIPTS

         Each of the Funds may invest in receipts. Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). TRs, TIGRs and CATS are sold as zero coupon securities.

REPURCHASE AGREEMENTS

         Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. Pursuant to an exemptive order from the Securities and Exchange Commission, the Funds' may enter into repurchase agreements on a pooled basis.

         Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100 percent of the resale price stated in the agreement; the Adviser or Advisers to each Fund will monitor compliance with this requirement. Under all repurchase agreements entered into by any Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller under a repurchase agreement defaults, the Fund investing in that repurchase agreement could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the repurchase agreement (including interest). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may face delays and incur costs in selling the underlying security or may suffer a loss of principal and interest.

RESTRICTED SECURITIES

         Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, each Stock Fund and each Bond Fund may invest up to 20 percent of its total assets in restricted securities provided it is determined by the Adviser or Advisers to that Fund that at the time of investment such securities are not illiquid (generally, an illiquid security is one that cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser or Advisers will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the intention of the Adviser or Advisers is to rely upon the exemption from registration provided by Rule 144A promulgated under the 1933 Act. Restricted securities not determined to be liquid may be purchased subject to each Fund's limitation on all illiquid securities (15 percent of net assets for each Stock, Bond and Tax-Exempt Fund and 10 percent for each Money Market Fund).

         A Fund may purchase restricted securities that are not registered for sale to the general public if it is determined that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Fund's investment limitation described above. The Trustees will review these determinations. These securities are known as "Rule 144A securities" because they are traded under SEC Rule 144A among qualified institutional buyers.

REVERSE REPURCHASE AGREEMENTS

         Each of the Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

SECURITIES LENDING

         Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of a Fund's total assets. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Advisers to a Fund to be of good standing and when, in the judgment of the Adviser or Advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. A Fund may use the Distributor or a broker/dealer affiliate of an Adviser as a broker in these transactions.

STRIPS

         Each of the Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. The Adviser or Advisers to a Fund will purchase only those STRIPS that it determines or they determine are liquid or, if illiquid, do not violate such Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, BankBoston, as the Adviser to the Money Market Funds, will purchase for Money Market Funds only those STRIPS that have a remaining maturity of 397 days or less. No Money Market Fund may invest more than 20 percent of its total assets in STRIPS. While there is no limitation on the percentage of any other Fund's assets that may be comprised of STRIPS, the Adviser or Advisers to each Fund will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.


TAX-EXEMPT SECURITIES

         MUNICIPAL NOTES AND BONDS

         Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Short-Term Income Fund, Boston 1784 Income Fund and each of the Tax-Exempt Funds may invest in municipal notes, which include but are not limited to general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investment in any of the notes described above will be limited to those obligations which are rated (i) MIG-2 or VMIG-2 or better at the time of investment by Moody's, (ii) SP-2 or better at the time of investment by S&P, or (iii) F-2 or better at the time of investment by Fitch IBCA, or which, if not rated by Moody's, S&P or Fitch IBCA, are of at least comparable quality, as determined by the Adviser to the Fund. Municipal bonds, in which these same Funds may invest, must be rated BBB or better by S&P or Fitch IBCA or Baa or better by Moody's at the time of investment or, if not rated by Moody's, S&P or Fitch IBCA, must be determined by the Adviser to the Funds to have essentially the same characteristics and quality as bonds having the above ratings. Bonds rated BBB by S&P or Fitch IBCA or Baa by Moody's may have speculative characteristics. The Adviser to these Funds may purchase industrial development and pollution control bonds for these Funds if the interest paid thereon is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Municipal securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by a Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser to the Fund may deem relevant.

         TAX-EXEMPT COMMERCIAL PAPER in which a Tax-Exempt Fund, Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund may invest will be limited to investments in obligations which are rated at least A-2 by S&P, Prime-2 by Moody's, or F-2 by Fitch IBCA, at the time of investment or which are of comparable quality as determined by the Adviser to the Fund.

         Each of the Tax-Exempt Funds, Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund may invest in FLOATING RATE NOTES. Investments in such floating rate instruments will normally involve industrial development or revenue (now known as "private activity") bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. For purposes of determining the maturity of these obligations, the Fund may use the longer of (a) the period required before the Fund is entitled to prepayment under such obligations or (b) the period remaining until the next interest rate adjustment date. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Fund Adviser's opinion be equivalent to the long-term bond or commercial paper ratings on securities in which the Fund may invest. The Adviser to the Fund will monitor the earning power, cash flow and liquidity ratios of the issuers of floating rate instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser to the Fund may also purchase other types of tax-exempt instruments for these Funds as long as they are of a quality equivalent to the bonds or commercial paper in which these Funds may invest.

         STANDBY COMMITMENTS


         Funds investing in municipal securities may acquire such securities subject to a "standby commitment". The Adviser to these Funds has the authority to purchase for these Funds securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put". The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve their right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Adviser to such Fund believes present minimum credit risks. Each Adviser would use its best efforts initially to determine and to continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. The Fund could, however, at any time sell the underlying security in the open market or wait until the security matures, at which time it should realize the full par value of the security.


         Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of Fund securities that a Fund may purchase subject to puts but the amount paid directly or indirectly for puts which are not integral parts of a security as originally issued held in a Fund will not exceed 1/2 of 1 percent of the value of the total assets of such Fund calculated immediately after any such put is acquired.

         For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, "maturity" will be considered to be the first date on which the Fund has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.


TIME DEPOSITS

         Each of the Funds may invest in time deposits. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in variable amount master demand notes which may or may not be backed by bank letters of credit.

These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, on behalf of a Fund and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.


WARRANTS

         A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each of the Stock Funds may invest up to 5% of its net assets in warrants. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. The Short-Term Income Fund and Income Fund may each invest in warrants in an amount not exceeding 2% of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.


ZERO COUPON SECURITIES

         Each of the Funds may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.



                                  FUND POLICIES

FUNDAMENTAL POLICIES

         The following are fundamental policies of each of the Funds and may not be changed with respect to any Fund without approval by holders of a majority of the outstanding voting securities of that Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67 percent or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").


1. A Fund may not purchase any securities which would cause more than 25 percent of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and, for each of the Money Market Funds, to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that a Fund may under the 1940 Act, reserve freedom of action to concentrate its investments in such securities, and in the case of Boston 1784 Tax-Free Money Market Fund, tax-exempt securities issued by governments or political subdivisions of governments. Each of the Money Market Funds has reserved its freedom of action to concentrate its investments in government securities and bank instruments described in the foregoing sentence. This limitation also does not apply to an investment of all of the investable assets of each of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, and Boston 1784 International Equity Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.


2. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.


3. A Fund may not acquire more than 10 percent of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5 percent of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund or Boston 1784 Florida Tax-Exempt Income Fund; (b) the foregoing limitation shall not apply to 25 percent of the total assets of each of the Stock Funds, Bond Funds, Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Tax-Free Money Market Fund, Boston 1784 Prime Money Market Fund or Boston 1784 Institutional Prime Money Market Fund; and
         (c) the foregoing limitation does not apply to an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, or Boston 1784 International Equity Fund in a Qualifying Portfolio.


4. A Fund may not invest in companies for the purpose of exercising control.

5. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3 percent of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5 percent of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

6. In the case of Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund, Money Market Funds (other than Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund), Boston 1784 U.S. Government Medium-Term Income Fund, Boston 1784 Tax-Exempt Medium-Term Income Fund and Boston 1784 Massachusetts Tax-Exempt Income Fund, such a Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by
         (5) above in aggregate amounts not to exceed 10 percent of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

7. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

8. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

9. A Fund may not act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.


10. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3 percent of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5 percent of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10 percent of the total assets of such Fund, provided, that with respect to Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, and Boston 1784 International Equity Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

         It is the position of the Securities and Exchange Commission's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.


11. A Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

12. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses elsewhere in this Statement of Additional Information.

NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed with respect to any Fund without approval by the shareholders of that Fund:

         No Fund may invest in warrants, except that (i) each of the Stock Funds may invest in warrants in an amount not exceeding 5 percent of the Fund's net assets as valued at the lower of cost or market value; included in these amounts, but not to exceed 2 percent of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange; and (ii) Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may each invest in warrants in an amount not exceeding 2 percent of its net assets; this limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.


         No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15 percent of that Fund's net assets (10 percent for Money Market Funds), provided that this limitation does not apply to an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, or Boston 1784 International Equity Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including those issued pursuant to Rule 144A under the 1933 Act, if it is determined by or under procedures established by the Board of Trustees of the Trust that, based on trading markets for the specific restricted security in question, such security is not illiquid.


         No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1 percent of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1 percent of such shares or securities together own more than 5 percent of such shares or securities.

         No Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

         No Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5 percent of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) municipal securities which are rated by at least one nationally-recognized bond rating service; or (c) an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, or Boston 1784 International Equity Fund in a Qualifying Portfolio.


The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                          TEMPORARY DEFENSIVE POSITION

         During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                               PORTFOLIO TURNOVER

         Set forth below are the portfolio turnover rates for each of the Funds (with the exception of the money market funds). A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. The amount of brokerage commissions will tend to increase as the level of portfolio activity increases. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.



---------------------------------------------- ------------------------------ -----------------------------

                                               Portfolio Turnover Rates 1997    Portfolio Turnover Rates
Fund                                                                                      1998
---------------------------------------------- ------------------------------ -----------------------------


Boston 1784 Short-Term Income Fund
                                                                   128.11%                        83.84%

Boston 1784 Income Fund                                             78.63%                        79.09%

Boston 1784 U.S. Government
     Medium-Term Income Fund                                        98.22%                        73.65%

Boston 1784 Tax-Exempt Medium
     Term Income Fund
                                                                    33.24%                        34.06%

Boston 1784 Connecticut Tax
     Exempt Income Fund                                              4.28%                        16.81%

Boston 1784 Florida Tax-Exempt
     Income Fund (1)                                                 2.90%                        21.35%

Boston 1784 Massachusetts Tax
     Exempt Fund                                                     9.47%                         6.45%

Boston 1784 Rhode Island Tax
     Exempt Income Fund                                              8.18%                        13.79%

Boston 1784 Asset Allocation Fund                                   23.60%                        47.83%

Boston 1784 Growth and Income
     Fund                                                           15.35%                        39.03%

Boston 1784 Growth Fund                                             57.46%                        48.60%

Boston 1784 International Equity
     Fund (2)                                                       22.88%                       103.47%
---------------------------------------------- ------------------------------ -----------------------------

(1) The Florida Tax-Exempt Income Fund commenced operations on June 30, 1997.
(2) The turnover rate for International Equity Fund increased significantly during the Fund's last fiscal year due primarily to a change in approach in the management of the emerging markets sector of the Fund's portfolio and the collapse of certain Asian economies during the period.


                                  3. MANAGEMENT

                                    TRUSTEES

         The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility.

                             MANAGEMENT INFORMATION

         The Trustees and executive officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. An asterisk indicates a Trustee who may be deemed to be an "interested person" (as defined in the 1940 Act) of the Trust.



------------------------------------------- ------------------ --------------------------------------------
                                            Position(s) Held
                                               with Trust      Principal Occupation(s) During Past 5 Years
          Name, Address, and Age
------------------------------------------- ------------------ --------------------------------------------
------------------------------------------- ------------------ --------------------------------------------
DAVID H. CARTER                             Trustee            Main Board Director, Touche Remnant & Co.
(date of birth March 21, 1933)                                 (investment advisor), 1982-1988; Managing
224 Polpis Road, Nantucket, Massachusetts                      Director, Bearbull (UK) Ltd., London
02554                                                          (investment advisor), 1988-January 1993.

------------------------------------------- ------------------ --------------------------------------------
TARRANT CUTLER                              Trustee            Senior Executive Vice President,
(date of birth June 12, 1926)                                  Massachusetts Financial Services Company,
5 Masconomo Street                                             retired in 1991.
Manchester, Massachusetts 01944
------------------------------------------- ------------------ --------------------------------------------
KENNETH A. FROOT                            Trustee            The Industrial Bank of Japan Professor of
(date of birth July 5, 1957)                                   Finance and Director of Research, Harvard
Harvard University Graduate School of                          University Graduate School of Business,
Business, Boston, Massachusetts 02163                          since 1993; Thomas Henry Carroll-Ford
                                                               Visiting Professor of Business
                                                               Administration, Harvard University Graduate
                                                               School of Business, 1991-1993; Associate
                                                               Professor of Management with Tenure, Sloan
                                                               School of Management, Massachusetts Institute
                                                               of Technology, 1991-May 1992; Ford
                                                               International Development Chair, Sloan
                                                               School, 1987-1990; Research Associate,
                                                               National Bureau of Economic Research,
                                                               1990-present.
------------------------------------------- ------------------ --------------------------------------------
SARA L. JOHNSON                             Trustee            Chief Regional Economist (since 1995) and
(date of birth November 16, 1951)                              principal (since 1992), Director of
30 Eaton Court, Wellesley Hills,                               Regional Forecasting, Managing Economist
Massachusetts  02181                                           for Regional Information Group's Eastern
                                                               Regions (1988-1991) and Senior Economist,
                                                               U.S. Economic Service (1983-1988),
                                                               DRI/McGraw Hill; formerly, Trustee of
                                                               BayFunds.
------------------------------------------- ------------------ --------------------------------------------


------------------------------------------- ------------------ --------------------------------------------
KATHRYN FLACKE MUNCIL                       Trustee            Chief Financial Officer, Fort William
(date of birth November 30, 1958)                              Henry Corporation, since 1993; Treasurer,
c/o Fort William Henry                                         Spaulding Investment Company (real estate
Corporation, 48 Canada                                         development, investment and property
Street, Lake George,                                           management), 1985-1993.
New York 12845
------------------------------------------- ------------------ --------------------------------------------
*ROBERT A. NESHER                           President &        Mr. Nesher currently performs various
(date of birth August 17, 1946)             Chief Executive    services on behalf of SEI for which he is
1 Freedom Valley Drive, Oaks,               Officer            compensated. Director and Executive Vice
Pennsylvania  19456                                            President of SEI 1986 to July 1994.
                                                               Director and Executive Vice President of the
                                                               Administrator and Distributor 1981 to July
                                                               1994.
------------------------------------------- ------------------ --------------------------------------------
ALVIN J. SILK                               Trustee            Co-Chairman, Marketing Area and Lincoln
(date of birth December 31, 1935)                              Filene Professor of Business
Graduate School of Business                                    Administration, Graduate School of
Administration, Harvard University,                            Business Administration, Harvard
Soldiers Field Road, Boston,                                   University (1988-present); formerly,
Massachusetts  02163                                           Trustee of BayFunds; formerly, Erwin H.
                                                               Schell Professor of Management, Sloan School
                                                               of Management, Massachusetts Institute of
                                                               Technology; formerly, Director, BayBank
                                                               Systems, Inc.; Trustee, Marketing Science
                                                               Institute; Director, Reed and Barton, Inc.
------------------------------------------- ------------------ --------------------------------------------
TODD CIPPERMAN                              Vice President &   Vice President and Assistant Secretary of
(date of birth February 14, 1966)           Assistant          SEI, the Administrator and the Distributor
1 Freedom Valley Drive, Oaks,               Secretary          since 1995.  Associate, Dewey Ballantine
Pennsylvania  19456                                            (law firm)(1994-1995).  Associate, Winston
                                                               & Strawn (law firm) (1991-1994).
------------------------------------------- ------------------ --------------------------------------------
ROGER P. JOSEPH                             Secretary          Partner, Bingham Dana LLP, counsel to the
(date of birth October 3, 1951)                                Trust, since 1983.
150 Federal Street, Boston,
Massachusetts 02110
------------------------------------------- ------------------ --------------------------------------------
STEPHEN G. MEYER                            Controller         Vice President and Controller, Chief
(date of birth July 12, 1965)                                  Accounting Officer of SEI since 1992 (date
1 Freedom Valley Drive, Oaks,                                  of birth July 12, 1965).  Senior
Pennsylvania  19456                                            Associate, Coopers & Lybrand L.L.P. from
                                                               1990 to 1992.  Internal Audit, Vanguard
                                                               Group of Investments prior to 1990.
------------------------------------------- ------------------ --------------------------------------------



------------------------------------------- ------------------ --------------------------------------------
JOSEPH O'DONNELL                            Vice President &   Vice President of the Administrator and
(date of birth November 13, 1954)           Assistant          the Distributor since 1998.  Vice
1 Freedom Valley Drive, Oaks,               Secretary          President and General Counsel of FPS
Pennsylvania  19456                                            Services Inc. from 1995-1998.  Secretary,
                                                               Staff Counsel and Compliance
                                                               Administrator, ProvidentMutual Family of
                                                               Funds, 1989-1993.
------------------------------------------- ------------------ --------------------------------------------
SANDRA K. ORLOW                             Vice President &   Vice President and Assistant Secretary of
(date of birth October 18, 1953)            Assistant          the Administrator and Distributor since
1 Freedom Valley Drive, Oaks,               Secretary          1983.
Pennsylvania  19456
------------------------------------------- ------------------ --------------------------------------------

KEVIN P. ROBINS                             Vice President &   Senior Vice President of SEI, the
(date of birth April 15, 1961)              Assistant          Administrator and the Distributor, since
1 Freedom Valley Drive, Oaks,               Secretary          1994.  Vice President of SEI, the
Pennsylvania  19456                                            Administrator and the Distributor, from
                                                               1991 to 1994. Vice President of SEI, the
                                                               Administrator and the Distributor, from 1992
                                                               to 1994. Associate, Morgan, Lewis & Bockius
                                                               (law firm) prior to 1992.

------------------------------------------- ------------------ --------------------------------------------
KATHRYN L. STANTON                          Vice President &   Vice President and Assistant Secretary of
(date of birth November 18, 1958)           Assistant          SEI, the Administrator and the
1 Freedom Valley Drive, Oaks,               Secretary          Distributor, since 1994.  Associate,
Pennsylvania  19456                                            Morgan, Lewis & Bockius (law firm)
                                                               1989-1994.
------------------------------------------- ------------------ --------------------------------------------



                                COMPENSATION

         The following table sets forth certain information regarding the compensation of the Trust's Trustees for the fiscal year ended May 31, 1998.



-------------------------- -------------------- ---------------------- --------------------- ---------------------
                                Aggregate            Pension or                               Total Compensation
                            Compensation from    Retirement Benefits     Estimated Annual     from the Trust and
     Name of Trustee            the Trust        Accrued as Part of       Benefits Upon       the Funds Paid to
                                                   Fund Expenses            Retirement             Trustee
-------------------------- -------------------- ---------------------- --------------------- ---------------------


David H. Carter                   $29,000                   $0                     $0               $29,000
Tarrant Cutler                     29,000                    0                      0                29,000
Kenneth A. Froot                   29,000                    0                      0                29,000
Sara L. Johnson                    29,000                    0                      0                29,000
Kathryn F. Muncil                  29,000                    0                      0                29,000
Robert A. Nesher                        0                    0                      0                     0
Alvin J. Silk                      29,000                    0                      0                29,000



         The Officers of the Trust receive no compensation from the Trust for serving in such capacity. Compensation of officers and Trustees of the Trust who are employed by the Administrator is paid by the Administrator.

         The Declaration of Trust provides that the Trust will indemnify its Trustees and officers as described below under "Trustee and Shareholder Liability--Limitation of Trustees' Liability".


        4. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                               PRINCIPAL HOLDERS


         As of July 31, 1998, all Trustees and officers of the Trust as a group owned less than 1 percent of each Fund's outstanding shares. The Trust pays the fees for unaffiliated Trustees.

         As of August 7, 1998, Back Bay Partners V LP, One Financial Center 44th Floor, Boston, MA 02111-2621, owned of record 6.96% of the outstanding shares of Boston 1784 Institutional Prime Money Market Fund.

         As of August 7, 1998, Interep National Radio Sales, Inc. 2090 Palm Beach Lake Blvd., West Palm Beach, FL 33409, owned of record 7.36% of the outstanding shares of Boston 1784 Institutional Prime Money Market Fund.

         As of August 7, 1998, Corelink Financial Inc., 1855 Gateway Blvd. Suite 750, Concord, CA 94520-3290, owned of record 5.63% of the outstanding shares of Boston 1784 Growth Fund.

         As of August 7, 1998, National Financial Services Corp., P.O. Box 3908 Church Street Station, New York, NY 10008-3908, owned of record the following percentages of the outstanding shares of the following Funds:

              Boston 1784 Tax-Free Money Market Fund - 5.50%
              Boston 1784 U.S. Treasury Money Market Fund - 19.68% Boston 1784 Prime Money Market Fund - 14.29%
              Boston 1784 Short-Term Income Fund - 5.99%
              Boston 1784 Massachusetts Tax-Exempt Income Fund -- 15.53% Boston 1784 Rhode Island Tax-Exempt Income Fund - 9.51% Boston 1784 Asset Allocation Fund - 29.03%
              Boston 1784 Growth and Income Fund -- 10.78%
              Boston 1784 Connecticut Tax-Exempt Income Fund - 8.57%

         As of August 7, 1998, BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110, and its affiliates, owned of record the following percentages of the outstanding shares of the following Funds:

              Boston 1784 Tax-Free Money Market Fund -- 83.80%
              Boston 1784 Prime Money Market Fund - 16.29%
              Boston 1784 Institutional U.S. Treasury Money Market Fund - 60.27% Boston 1784 Institutional Prime Money Market Fund - 24.59%
              Boston 1784 Tax-Exempt Medium-Term Income Fund - 94.11%
              Boston 1784 Massachusetts Tax-Exempt Income Fund - 67.58%
              Boston 1784 Rhode Island Tax-Exempt Income Fund - 79.64%
              Boston 1784 Connecticut Tax-Exempt Income Fund - 79.04%
              Boston 1784 Florida Tax-Exempt Income Fund -- 96.36%
              Boston 1784 U.S. Government Medium-Term Income Fund - 89.25%

              Boston 1784 Short-Term Income Fund -- 73.85%
              Boston 1784 Income Fund -- 86.56%
              Boston 1784 Asset Allocation Fund -- 37.55%
              Boston 1784 Growth and Income Fund -- 71.76%
              Boston 1784 Growth Fund -- 72.52%
              Boston 1784 International Equity Fund -- 90.2%


                    5. INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISERS

         The Trust has entered into separate advisory agreements (each, an "Advisory Agreement") with BankBoston, a wholly-owned subsidiary of BankBoston Corporation, and, for Boston 1784 International Equity Fund, with Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson"), the U.S.-registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a merchant banking group, which in turn is a subsidiary of Dresdner Bank A.G.

         The Advisory Agreement with BankBoston for the Funds other than Boston 1784 International Equity Fund is dated as of June 1, 1993 and the Advisory Agreement with BankBoston for Boston 1784 International Equity Fund is dated as of November 28, 1994. The Advisory Agreement with Kleinwort Benson for Boston 1784 International Equity Fund is dated as of October 27, 1995. BankBoston and Kleinwort Benson are referred to in this Statement of Additional Information, collectively, as the "Advisers" and each, individually, as an "Adviser."

         BankBoston is entitled to receive investment advisory fees, which are accrued daily and payable monthly, of .40% of each Money Market Fund's average daily net assets (.20% for the Institutional U.S. Treasury Money Market Fund and the Institutional Prime Money Market Fund), .74% of each Bond and Each Tax-Exempt Fund's average daily net assets (.50% for the Short-Term Income Fund) and .74% of each Stock Fund's average daily net assets (other than the International Equity Fund).

         For the International Equity Fund, BankBoston and Kleinwort Benson each are entitled to receive an investment advisory fee of .50% of the Fund's average net assets, for a total of 1.00% of the Fund's average daily net assets. This fee is higher than the fee paid by most investment companies in general.

         BankBoston has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Fund to a specified level. BankBoston also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

         For the fiscal years ended May 31, 1996, 1997 and 1998, the Trust paid the following fees (after fee waivers) on behalf of the Funds:


--------------------------------------------- ---------------------- --------------------- ---------------------
                                                   BankBoston             BankBoston            BankBoston
                                                   Investment             Investment            Investment
Fund                                              Advisory Fees         Advisory Fees         Advisory Fees
                                                      1996                   1997                  1998
                                                   (thousands)           (thousands)           (thousands)
--------------------------------------------- ---------------------- --------------------- ---------------------
Boston 1784 Tax-Free Money Market Fund                 $1,996               $2,663                $3,896
Boston 1784 U.S. Treasury Money Market
     Fund                                                 276                  879                 1,485
Boston 1784 Institutional U.S. Treasury
     Money Market Fund                                    651                3,052                 6,468
Boston 1784 Institutional Prime Money
     Market Fund                                          N/A (1)              227                   N/A (1)
Boston 1784 Prime Money Market Fund                         7 (2)              142 (3)               488
Boston 1784 Short-Term Income Fund                        348                  708                   960
Boston 1784 Income Fund                                 1,257                1,829                 2,721
Boston 1784 U.S. Government Medium
     Term Income Fund                                     906                1,199                 1,730
Boston 1784 Tax-Exempt Medium-Term
     Income Fund                                        1,116                1,387                 2,075
Boston 1784 Connecticut Tax-Exempt
     Income Fund                                          418                  573                   869
Boston 1784 Florida Tax-Exempt Income
     Fund                                                 N/A (1)              N/A (1)               327
Boston 1784 Massachusetts Tax-Exempt
     Fund                                                 548                  768                 1,316
Boston 1784 Rhode Island Tax-Exempt
     Income Fund                                          208                  280                   478
Boston 1784 Asset Allocation Fund                          90                  177                   318
Boston 1784 Growth and Income Fund                      1,997                2,650                 3,785
Boston 1784 Growth Fund                                     0                1,050                 2,110
Boston 1784 International Equity Fund                     636                2,111                 2,404
--------------------------------------------- ---------------------- --------------------- ---------------------

Total                                                 $10,454              $19,468                31,657
--------------------------------------------- ---------------------- --------------------- ---------------------

(1) The Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund are newly organized and had no operations during the periods indicated.

(2) The Prime Money Market Fund is the successor through a reorganization with the BayFunds Money Market Portfolio. The BayFunds Money Market Portfolio was a portfolio of BayFunds, an open-end investment company registered under the 1940 Act and reorganized with the Prime Money Market Fund on December 9, 1996. Prior to the reorganization, BayBank, N.A. was the investment adviser of the BayFunds Money Market Portfolio. For its fiscal year ended December 31, 1996, the Fund paid investment advisory fees of $837,000 (of which $6,700 was paid to BankBoston following the reorganization with the BayFunds Money Market Portfolio).

(3) The Prime Money Market Fund changed its fiscal year from December 31 to May
31. The investment advisory fee of $142,000 reflects payments made by the Fund for the period from January 1, 1997 to May 31, 1997.

         The foregoing table does not reflect contributions to the Funds made by BankBoston in order to assist the Funds in maintaining competitive expense ratios.




        For the fiscal year ended May 31, 1996, the Trust paid $1,222,419 to Kleinwort Benson under the Advisory Agreement to which Kleinwort Benson is a party, with respect to Boston 1784 International Equity Fund. For the fiscal years ended May 31,

1997 and 1998, respectively, the Trust paid $2,111,000 and $2,404,000 to Kleinwort Benson under the same Advisory Agreement.


        The continuance of each Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are neither parties to the Advisory Agreement nor "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 nor more than 60 days' written notice to the applicable Adviser, or by the applicable Adviser on 90 days' written notice to the Trust.

        Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable (1) for any error of judgment or mistake of law; (2) for any loss arising out of any investment; or (3) for any act or omission in the execution of security transactions for the Trust or any Fund, except that the Adviser and its personnel shall not be protected against any liability to the Trust, any Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its or their part in the performance of its or their duties or from reckless disregard of its or their obligations or duties thereunder.

SERVICEMARKS

         The servicemark BOSTON 1784 FUNDS[SERVICE MARK] is a registered servicemark of, and this servicemark and the "eagle" logo are used by permission of, BankBoston. In the event that the Advisory Agreements with BankBoston are terminated, the Trust has agreed to discontinue use of the servicemark and logo.

                                   DISTRIBUTOR

         SEI Investments Distribution Co. (formerly known as SEI Financial Services Company) (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement"), dated as of June 1, 1993 and amended and restated as of October 27, 1995. The Distributor has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

         The Trust has adopted a distribution plan dated as of June 1, 1993, with respect to each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds and separate distribution plans dated as of September 14, 1995 with respect to Class C and Class D shares of Boston 1784 U.S. Treasury Money Market Fund. Each of these plans ("Plans") has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distributor receives no compensation for distribution of shares of Boston 1784 Tax-Free Money Market Fund, Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund or Boston 1784 Institutional U.S. Treasury Money Market Fund, or for the distribution of Class A Shares of Boston 1784 U.S. Treasury Money Market Fund.
         The Distribution Agreement and the Plans provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of (i) 0.25% of the average daily net assets of each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds; (ii) 0.25% of the average daily net assets of the Class C shares of Boston 1784 U.S. Treasury Money Market Fund; and (iii) 0.75% of the average daily net assets of the Class D shares of Boston 1784 U.S. Treasury Money Market Fund.

The Distributor can use these fees to compensate broker/dealers and service providers (including each Adviser and its affiliates) which provide administrative and/or distribution services to holders of these shares or their customers who beneficially own these shares. No fees have been paid to the Distributor under the Plans or the Distribution Agreement since the Funds' inception.

         The Distribution Agreement is renewable annually and may be terminated by the Distributor, by the Trustees of the Trust who are not interested persons and have no financial interest in the Plans or any related agreement ("Qualified Trustees"), or, with respect to any particular Fund or class of shares, by a majority vote of the outstanding shares of such Fund or such class of shares, as applicable, for which the Distribution Agreement is in effect upon not more than 60 days' written notice by either party.

         The Trust has adopted each of the Plans in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may, directly or indirectly, bear expenses relating to the distribution of its shares. Continuance of each of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. Continuance of the Plan with respect to each of the Stock Funds, the Bond Funds, and the Tax-Exempt Funds was approved by the Trustees in March, 1998. Each of the Plans requires that quarterly written reports of money spent under such Plan and of the purposes of such expenditures be furnished to and reviewed by the Trustees. Expenditures may include (1) the cost of prospectuses, reports to Shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of the Trust's shares, including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of the shares subject to approval of a majority of the Qualified Trustees. No Plan may be amended to materially increase the amount which may be spent under the Plan without approval by a majority of the outstanding shares of the Funds or the class of shares which are subject to such Plan. All material amendments of the Plans require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


         From time to time, the Distributor may provide incentive compensation to its own employees and employees of banks (including BankBoston), broker-dealers and investment counselors in connection with the sale of shares of the funds. Promotional incentives may be cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, will be offered uniformly to all program participants and will be predicated upon the amount of shares of the Funds sold by the participant.

                                  ADMINISTRATOR

         The Trust and SEI Investments Mutual Funds Services (formerly known as SEI Fund Resources) (the "Administrator") are parties to an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss that results from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement. The Administration Agreement continues until November 22, 1998 and indefinitely thereafter unless terminated.

         Under the Agreement, the Administrator provides administrative and fund accounting services to the Funds, including regulatory reporting, office facilities, and equipment and personnel. The Administrator receives a fee for these services, which is calculated daily and paid monthly, at an annual rate of
 .085% of the first $5 billion of the Funds' combined average daily net assets and .045% of combined average daily net assets in excess of $5 billion. SEI has agreed to waive portions of its fee from time to time. The Administrator may retain sub-administrators, including BankBoston, whose fees would be paid by the Administrator.

         For the fiscal year ended May 31, 1996, the Trust paid $2,440,000 to the Administrator under the Administration Agreement. For the fiscal years ended May 31, 1997 and 1998, respectively, the Trust paid $3,912,000 and $5,426,000 to the Administrator under the existing Administration Agreement.

     SEI Investments Mutual Funds Services (formerly known as SEI Fund Resources) is a Delaware business trust whose sole beneficiary is SEI Investments Management Corporation (formerly known as SEI Financial Management Corporation). SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Alfred P. West, Jr., Carmen V. Romeo, and Henry H. Greer constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator. Mr. West serves as the Chairman of the Board of Directors, and Chief Executive Officer of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds:
SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., PBHG Advisor Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Monitor Funds, TIP Funds, TIP Institutional Funds, ARK Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, First American Strategy Funds, Inc., HighMark Funds, Expedition Funds, Oak Associates Funds, The Nevis Funds, Inc. and the Armada Funds.

                  DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

         Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts 02171 is the Funds' dividend disbursing agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent.



                                   CUSTODIAN

         Pursuant to a Custodian Agreement, BankBoston, 150 Federal Street, Boston, Massachusetts 02110, acts as custodian of the Funds assets (the "Custodian"). The Board of Trustees have approved an assignment of the Custodian Agreement to Investors Bank & Trust Company, Hancock Towers, 200 Clarendon Street, 16th Floor,

Boston, Massachusetts 02116, which is expected to take effect on or about September 30, 1998. The Custodian's responsibilities include holding and administering the Funds' cash and securities, handling the receipt and delivery of securities, furnishing a statement of all transactions and entries for the account of each Fund, and furnishing the Funds with such other reports covering securities held by it or under its control as may be agreed upon from time to time. The Custodian and its agents (including foreign sub-custodians) may make arrangements with Depository Trust Company and other foreign or domestic depositories or clearing agencies, including the Federal Reserve Bank and any foreign depository or clearing agency, whereby certain securities may be deposited for the purpose of allowing transactions to be made by bookkeeping entry without physical delivery of such securities, subject to such restrictions as may be agreed upon by the Custodian and the Funds. Fund securities may be held by a sub-custodian bank approved by the Trustees. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trust.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Bingham Dana LLP, 150 Federal Street, Boston Massachusetts 02110, is counsel for each Fund. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent auditor for each Fund providing audit and accounting services including: (i) examination of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission, and (iii) preparation of annual income tax returns.



                   6. BROKERAGE ALLOCATION AND OTHER PRACTICES

                             BROKERAGE TRANSACTIONS

         Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of BankBoston, and who is appointed and supervised by the senior officers of BankBoston, or in the case of Boston 1784 International Equity Fund, by portfolio managers who are employees of BankBoston or of Kleinwort Benson, and who are appointed and supervised by the senior officers of BankBoston or by senior officers of Kleinwort Benson. A portfolio manager may serve other clients of either of the Advisers or of an affiliate of either of the Advisers in a similar capacity.

         Subject to policies established by the Trustees, each Adviser to a Fund is responsible for placing the orders to execute transactions for such Fund. In placing orders, it is the policy of the Trust for each Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each Adviser seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

         The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing transactions for the Funds will primarily consist of dealer spreads and underwriting commissions.


         For the fiscal years ended May 31, 1996, 1997 and 1998, the Trust paid the following aggregate amount of brokerage commissions on behalf of the Funds:




--------------------------------------------- -------------------- ------------------- --------------------

                                                   Brokerage           Brokerage            Brokerage
                    Fund                       Commissions 1996     Commissions 1997    Commissions 1998
--------------------------------------------- -------------------- ------------------- --------------------
--------------------------------------------- -------------------- ------------------- --------------------
Boston 1784 Asset Allocation Fund                   $ 12,818.55       $  17,370.50       $     17,061.84
--------------------------------------------- -------------------- ------------------- --------------------
Boston 1784 Growth and Income Fund                   165,071.38          152,899.49           344,969.84
--------------------------------------------- -------------------- ------------------- --------------------
Boston 1784 Growth Fund                               12,951.00          163,410.76           227,975.43
--------------------------------------------- -------------------- ------------------- --------------------
Boston 1784 International Equity Fund                659,011.71          823,922.21         1,969,530.48
--------------------------------------------- -------------------- ------------------- --------------------

Total                                               $849,852.64       $1,157,602.96      $  2,559,537.59
--------------------------------------------- -------------------- ------------------- --------------------



                               BROKERAGE SELECTION

         Each Adviser selects brokers or dealers to execute transactions for the purchase or sale of securities for the Funds on the basis of the Adviser's judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at the best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser's portfolio managers as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         Each Adviser may allocate, out of all commission business generated by the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. Such services are used by each Adviser in connection with its investment decision-making process with respect to one or more portfolios under its management and may not be used exclusively with respect to the fund or account generating the brokerage.

Not all brokerage and research services are useful or of value in advising any particular Fund.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the commissions paid to such broker/dealers are not, in general, expected to be higher than commissions that would be paid to broker/dealers not providing such services. Further, in general, any such commissions are reasonable in relation to the value of the brokerage and research services provided. Unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to a broker/dealer solely because it provided research services to an Adviser.

         BankBoston may place a combined order for two or more Funds (or for a Fund and another account under BankBoston's management) engaged in the purchase or sale of the same security if, in BankBoston's judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each Fund or account. It is believed that the ability of the Funds to participate in volume transactions is generally beneficial. Although it is recognized that the joint execution of orders could adversely affect the price or volume of the security that a particular Fund may obtain, it is the opinion of BankBoston and the Board of Trustees of the Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, an Adviser may place orders for a Fund with broker/dealers who have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund transactions.

         It is expected that an Adviser may execute brokerage or other agency transactions through the Distributor or such Adviser or an affiliate of such Adviser, for a commission in conformity with the 1940 Act, the 1934 Act, rules promulgated by the Securities and Exchange Commission and such policies as the Board of Trustees of the Trust may determine. Under these provisions, the Distributor or such Adviser or an affiliate of such Adviser is permitted to receive and retain compensation for effecting transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or such Adviser or an affiliate of such Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor, such Adviser, or any such affiliate by the Trust for such exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, an Adviser may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or the Funds or payment of certain Trust expenses, such as custody, pricing and professional fees. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


             7. DESCRIPTION OF SHARES; VOTING RIGHTS AND LIABILITIES


         The Trust's Declaration of Trust permits the Trust to offer separate portfolios, or funds, of shares of beneficial interest (with no par value). The Declaration of Trust authorizes the issuance of an unlimited number of shares of each series and authorizes the division of shares of each series into classes. Each share of each series represents an equal proportionate interest in that series, with each other share of that class. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. Shareholders have no preemptive right or other right to receive, purchase or subscribe for any additional shares or other securities issued by the Trust. Currently, the Trust has seventeen active series of shares, each of which is a Fund. Boston 1784 U.S. Treasury Money Market Fund offers three classes of shares: Class A, Class C and Class D. Class A shares are described in a prospectus. Class C and D shares have been authorized but are not currently being offered. All consideration received by the Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Share certificates will not be issued.


         Shares of each series of the Trust are entitled to vote separately to approve advisory agreements or changes in investment policies, but shares of all series of the Trust vote together in the election or selection of Trustees and accountants.

         The Declaration of Trust may be amended as authorized by vote of shareholders of the Trust. Matters not affecting all series or classes of shares shall be voted on only by the shares of the series or classes affected. Shares of the Trust may be voted in person or by proxy, and any action taken by shareholders may be taken without a meeting by written consent of a majority of shareholders entitled to vote on the matter.
         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
         The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, and no Trustee shall be liable to the Trust or any Shareholder. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


                  8. PURCHASE, REDEMPTION AND PRICING OF SHARES

                        DETERMINATION OF NET ASSET VALUE


         The net asset value of the shares of each Fund (including shares of each class of Boston 1784 U.S. Treasury Money Market Fund) is determined on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Boston are open ("Business Days"). This determination is made once during each such day, as of 12:00 noon Eastern Time ("ET") with respect to shares of Boston 1784 Prime Money Market Fund and Boston 1784 Tax-Free Money Market Fund, as of 3:00 p.m. ET with respect to the Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund (noon when the New York Stock Exchange closes early), and as of 4:00 p.m. ET with respect to each other Fund. The Fund is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving, and Christmas. Net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Net asset value per share of each class of Boston 1784 U.S. Treasury Money Market Fund is calculated by adding the value of securities and other assets attributable to that class, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class.


         Securities of the Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of these Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its fund securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate fund value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

         The use by the Money Market Funds of amortized cost and the maintenance by these Funds of a net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for these Funds. Such procedures include the determination of the extent of deviation, if any, of these Funds' current net asset value per share calculated using available market quotations from these Funds' amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders of these Funds, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if any of these Funds incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in the account of each shareholder of such Fund and to offset each such shareholder's pro rata portion of such loss or liability from that shareholder's accrued but unpaid dividends or from future dividends of the affected Fund while each other Fund must annually distribute at least 90% of its investment company taxable income.

         In valuing each of the Stock, Bond and Tax-Exempt Funds' assets, bonds and other fixed income securities are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. Equity securities listed on a domestic securities exchange for which quotations are readily available, including securities traded over the counter, are valued, by a pricing service, at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Equity securities which are primarily traded on a foreign exchange are generally valued, by a pricing service, at the preceding closing value on the exchange. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees of the Trust, or pursuant to procedures adopted by the Board subject to review by the Board of the resulting valuations.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are sold on a continuous basis and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor.

         On any business day, you may redeem all or a portion of your shares. If the shares being redeemed were purchased by check, telephone or through an automatic investment program, the Funds may delay the mailing of your redemption check for up to 10 business days after purchase to allow the purchase to clear. Your transaction will be processed at net asset value the next time it is calculated after your redemption request in good order is received. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has permitted by order. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, an Adviser, the Administrator or the Custodian is not open for business.

         Purchase and redemption of shares of Boston 1784 U.S. Treasury Money Market Fund by Connecticut municipalities and other Connecticut municipal corporations and authorities, pursuant to the provisions of Section 7-400 of the Connecticut General Statutes, as from time-to-time amended ("CON. GEN. STAT. SS. 7-400"), may be made only through the use of (i) a bank, savings bank or savings and loan association incorporated under the laws of the State of Connecticut,
(ii) a federally chartered bank, savings bank or savings and loan association having its principal place of business in the State of Connecticut, or (iii) such other agent as may be permitted by Conn. Gen. Stat. ss. 7-400.

                           SYSTEMATIC WITHDRAWAL PLAN

         A shareholder (other than a shareholder of Boston 1784 Institutional U.S. Treasury Money Market Fund or Boston 1784 Institutional Prime Money Market Fund and holders of Class C or Class D shares of Boston 1784 U.S. Treasury Money Market Fund) may direct the shareholder servicing agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce, and may eventually exhaust, the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the applicable Fund at the net asset value in effect at the close of business on the record date for such distributions.

         To initiate a SWP, shares having an aggregate value of at least $10,000 must be held on deposit by the shareholder servicing agent. The shareholder, by written instruction to the shareholder servicing agent, may deposit into the account additional shares of the applicable Fund, change the payee, or change the dollar amount of each payment. The shareholder servicing agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the applicable Fund with respect to the liquidation of shares.

         No charge is currently assessed against the account, but one could be instituted by the shareholder servicing agent on 60 days' notice in writing to the shareholder in the event that the applicable Fund ceases to assume the cost of these services. Any Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another Fund. Any such plan may be terminated at any time by either the shareholder or the applicable Fund.

                               REDEMPTION IN KIND


         It is currently the Trust's policy to pay for the redemptions of shares of the Funds in cash. The Trust retains the right, however, subject to the Rule 18f-1 notice described below, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Funds, in lieu of cash. Shareholders may incur brokerage charges and tax liabilities on the sale of any such securities so received in payment of redemptions.


         The Trust filed a Notification of Election pursuant to Rule 18f-1 under the Investment Company Act of 1940 with the Securities and Exchange Commission which commits the Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund and Boston 1784 Tax-Exempt Medium-Term Income Fund to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of the Fund at the beginning of such period.


                                    9. TAXES

                             TAX STATUS OF THE FUNDS


         Each of the Funds is organized as a series of a Massachusetts business trust and is treated as a separate entity for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and, in the case of the Tax-Exempt Funds and the Tax-Free Money Market Funds, its tax-exempt income), and the composition of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to its shareholders.


         No Fund will be subject to any Massachusetts income or excise taxes as long as it qualifies as a separate regulated investment company under the Code.



                         TAXATION OF FUND DISTRIBUTIONS

         DISTRIBUTIONS -- GENERAL. Shareholders of Funds other than the Tax-Exempt Funds and the Tax-Free Money Market Fund will have to pay federal income taxes and may be subject to state or local income taxes on the dividends and capital gain distributions they receive from those Funds. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or in additional shares.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund. The Money Market Funds are not expected to make any capital gain distributions.


         Because the Funds other than the Stock Funds do not expect to earn any dividend income, it is expected that none of their distributions will qualify for the dividends received deduction for corporations. A portion of the Stock Funds' ordinary income dividends (but none of their capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.


         Any Fund dividend that is declared in October, November, or December of a calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of distributions after the end of each calendar year.


         Distributions of net capital gains and net short-term capital gains from any Bond Fund or Tax-Exempt Fund, and any distributions from a Stock Fund, will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before the record date for any such distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


         Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which their respective distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

         DISTRIBUTIONS BY THE TAX-EXEMPT FUNDS, INCLUDING THE TAX-FREE MONEY MARKET FUND. The portion of each Tax-Exempt Fund's and the Tax-Free Money Market Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by that Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. However, distributions of tax-exempt interest earned from certain securities may be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

         Shareholders of the Tax-Exempt Funds and the Tax-Free Money Market Fund will have to pay federal income taxes and may be subject to state or local income taxes on the non exempt-interest dividends (including dividends from earnings from taxable securities and repurchase transactions) and capital gain distributions they receive from the Funds under rules corresponding to those set forth in the preceding section. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority.

                              DISPOSITION OF SHARES

         In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss; a long-term capital gain realized by an individual, estate, or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. In the case of the Tax-Exempt Funds and the Tax-Free Money Market Fund, any loss realized upon a disposition of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. In the case of all the Funds, any loss realized upon the disposition of shares in the Fund held for six months or less will (if not disallowed as described in the preceding sentence) be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

         ADDITIONAL INFORMATION FOR SHAREHOLDERS OF THE TAX-EXEMPT FUNDS


         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund (or of the Tax-Free Money Market Fund) will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Tax-Exempt Fund or the Tax-Free Money Market Fund.



               ADDITIONAL INFORMATION RELATING TO FUND INVESTMENTS

        Except in the case of the Money Market Funds, the Funds' current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may make an economic return of capital taxable to shareholders. Any investment by a Fund in zero-coupon bonds, certain stripped securities including STRIPS, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

         An investment by a Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.


         Fund transactions in options, futures contracts, forward contracts, short sales "against the box," swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds will limit their activities in options, futures contracts, forward contracts, swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.


             ADDITIONAL INFORMATION RELATING TO FOREIGN INVESTMENTS

         Special tax considerations apply with respect to a Fund's foreign investments. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes. The Funds (other than the International Equity Fund) do not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.


         If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to pass through to its shareholders foreign income taxes paid. If it so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus their portion must be included in their gross income for federal income tax purposes. Shareholders who itemize deductions would be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to pass through to the Fund's shareholders foreign income taxes paid by it, its shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.


         Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the applicable Fund. Occasionally, a Fund may invest in stock of foreign issuers deemed to be "passive foreign investment companies" for U.S. tax purposes. Any Fund making such an investment may be liable for U.S. income taxes on certain distributions and realized capital gains from stock of such issuers. Any Fund making such an investment also may elect to mark to market its investments in "passive foreign investment companies" on the last day of each taxable year, which may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments. In order to distribute that income and avoid a tax on the Fund, such a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

                              FOREIGN SHAREHOLDERS


         Taxable dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%, although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Funds intend to withhold tax payments at the rate of 30% (or the lower treaty rate) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Funds by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions.


                               BACKUP WITHHOLDING


Each of the Funds is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and (except in the case of the Money Market Funds) redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however be applied to payments that have been subject to 30% withholding.



                           10. PERFORMANCE INFORMATION

                              CALCULATION OF YIELD

        From time to time, the Trust advertises the "current yield" and "effective yield" (also referred to as "effective compound yield") of the Money Market Funds. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

        The current yield of these Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7).

Realized and unrealized gains and losses are not included in the calculation of the yield.

        The effective compound yield of these Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = (Base Period Return + 1) (365/7) - 1.

        The current and the effective yields reflect the reinvestment of net income earned daily on fund assets.

        The yield of the Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

        Yields are one basis upon which investors may compare these Funds with other money market funds. However, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing fund instruments.

        From time to time the Trust may advertise a 30-day yield for each of the Stock and Bond Funds. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized net investment income per share generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                         Yield = 2 [((a-b)/cd + 1)6 - 1]

        Where:

         a = dividends and interest earned during the period;
         b = expenses  accrued for the period (net of reimbursement);
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
         d = the maximum offering price per share on the last day of the period.

         The Trust may also advertise a tax-equivalent yield for the Tax-Free Money Market Fund and each of the Tax-Exempt Funds. The tax-equivalent yield is determined by calculating the rate of return that would have to be achieved on a fully-taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield quotation of a Fund will be calculated by dividing that portion of the Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. The tax-equivalent effective yield is determined by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

                           CALCULATION OF TOTAL RETURN

         From time to time the Trust may advertise total return for a Fund. The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), and assumes that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

                                P (1 + T)n = ERV
         Where:

         P = a hypothetical initial payment of $1,000;
         T = average annual total return;
         n = number of years; and
         ERV = ending redeemable value (as of the end of the designated time period) of a hypothetical $1,000 payment made at the beginning of the designated time period.


         Total returns calculated for the Florida Tax-Exempt Income Fund for any period which includes periods prior to the commencement of the Fund's operations reflect the performance of a common trust fund managed by BankBoston that contributed all of its assets to the Fund at the Fund's commencement of operations. The performance of the common trust fund was calculated in accordance with recommended standards of the Association for Investment Management and Research. The common trust fund had investment objectives, policies and practices materially equivalent to those of the Florida Tax-Exempt Income Fund. All total return percentages for periods prior to the commencement of operations of the Florida Tax-Exempt Income Fund reflect historical rates of return of the common trust fund for those periods adjusted to assume that all current Fund charges, expenses and fees were then deducted. The common trust fund was neither registered under the 1940 Act (and therefore was not subject to certain investment restrictions imposed by the 1940 Act) nor subject to the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, as to the nature of gross income, the amount of distributions and the composition and holding period of portfolio assets. If the common trust fund had been registered under the 1940 Act, its investment performance might have been adversely affected. The prior performance of the common trust fund represents historical performance for similarly managed accounts and is not indicative of the corresponding Fund's future performance.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Tax-Exempt, Bond and Stock Funds for the periods indicated.



                                                                                    REDEEMABLE VALUE OF A
                                                                                     HYPOTHETICAL $1,000
                                                   ANNUALIZED TOTAL                   INVESTMENT AT THE
             FUND AND PERIOD                        RATE OF RETURN                    END OF THE PERIOD
             ---------------                       ----------------                 ---------------------


BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
INCOME FUND


   June 14, 1993 (commencement of                        6.57%                            $1,371.53
   operations) to May 31, 1998

   One year ended May 31, 1998                           9.24%                            $1,092.42

BOSTON 1784 CONNECTICUT TAX-EXEMPT
INCOME FUND

   August 1, 1994 (commencement of
   operations) to May 31, 1998                           7.34%                            $1,311.50

   One year ended May 31, 1998                           9.29%                            $1,092.87

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME
FUND (1)

January 1, 1991 (date of initial public
investment in the common trust fund) to
May 31, 1998                                             6.92%                            $1,642.67

Five years ended May 31, 1998                            5.57%                            $1,311.37

Three years ended May 31, 1998                           6.31%                            $1,201.36

One year ended May 31, 1998                              8.52%                            $1,085.17

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT
INCOME FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1998                           5.78%                            $1,321.79

   One year ended May 31, 1998                           8.91%                            $1,089.15

BOSTON 1784 RHODE ISLAND TAX-EXEMPT
INCOME FUND

   August 1, 1994 (commencement of
   operations) to May 31, 1998                           6.93%                            $1,292.57

   One year ended May 31, 1998                           8.28%                            $1,082.83




BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND

   June 7, 1993 (commencement of                         5.43%                            $1,301.59
   operations) to May 31, 1998

   One year ended May 31, 1998                           8.56%                            $1,085.58

BOSTON 1784 SHORT-TERM INCOME FUND

   July 1, 1994 (commencement of
   operations) to May 31, 1998                           6.37%                            $1,273.73

   One year ended May 31, 1998
                                                         6.98%                            $1,069.84
BOSTON 1784 INCOME FUND

   July 1, 1994 (commencement of                         7.72%                            $1,338.08
   operations) to May 31, 1998

   One year ended May 31, 1998                           8.88%                            $1,088.76

BOSTON 1784 ASSET ALLOCATION FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1998                          13.45%                            $1,870.67

   One year ended May 31, 1998
                                                        20.51%                            $1,205.08

BOSTON 1784 GROWTH AND INCOME FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1998                          18.90%                            $2,368.49

   One year ended May 31, 1998
                                                        26.71%                            $1,267.07
BOSTON 1784 GROWTH FUND

   March 28, 1996 (commencement of
   operations) to May 31, 1998                          15.99%                            $1,380.81

   One year ended May 31, 1998
                                                        12.64%                            $1,126.38




BOSTON 1784 INTERNATIONAL EQUITY FUND

   January 3, 1995 (commencement of
   operations) to May 31, 1998                          11.75%                            $1,460.23

   One year ended May 31, 1998
                                                         6.19%                            $1,061.94




(1) Without giving effect to fee waivers and reimbursements currently in effect the annualized total rate of return for Boston 1784 Florida Tax-Exempt Income Fund for the one, three and five year periods ended May 31, 1998 and for the period from January 1, 1991 (date of initial public investment in common trust fund) to May 31, 1998, would have been 8.52%, 6.31%, 5.57% and 6.92%, respectively.

         The annualized yield of each of the Tax-Exempt, Bond and Stock Funds for the 30-day period ended on May 31, 1998 was as follows: Boston 1784 Short-Term Income Fund 5.44%; Boston 1784 Income Fund 5.56%; Boston 1784 U.S. Government Medium-Term Income Fund 5.41%; Boston 1784 Tax-Exempt Medium-Term Income Fund 4.30%; Boston 1784 Connecticut Tax-Exempt Income Fund 4.16%; Boston 1784 Massachusetts Tax-Exempt Income Fund 4.19%; Boston 1784 Rhode Island Tax-Exempt Income Fund 4.23%; Boston 1784 Asset Allocation Fund 2.38%; Boston 1784 Growth and Income Fund 0.17%; and Boston 1784 Growth Fund -0.38%.

         The annualized tax-equivalent yield of each of the Tax-Exempt Funds for the 30-day period ended on May 31, 1998 was as follows: Boston 1784 Tax-Exempt Medium-Term Income Fund 7.12%; Boston 1784 Connecticut Tax-Exempt Income Fund 7.21%, Boston 1784 Massachusetts Tax-Exempt Income Fund 7.88%; and Boston 1784 Rhode Island Tax-Exempt Income Fund 7.86%.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Money Market Funds for the periods indicated.



                                                                                REDEEMABLE VALUE OF A
                                                                                 HYPOTHETICAL $1,000
                                               ANNUALIZED TOTAL                   INVESTMENT AT THE
           FUND AND PERIOD                      RATE OF RETURN                    END OF THE PERIOD
           ---------------                     ----------------                 ---------------------

BOSTON 1784 TAX-FREE MONEY MARKET FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1998                        3.16%                            $1,167.19

   One year ended May 31, 1998
                                                      3.33%                            $1,033.35


BOSTON 1784 U.S. TREASURY MONEY
MARKET FUND

   June 7, 1993 (commencement of                      4.51%                            $1,245.77
   operations) to May 31, 1998

   One year ended May 31, 1998                        5.02%                            $1,050.23

BOSTON 1784 INSTITUTIONAL U.S.
TREASURY MONEY MARKET FUND

   June 30, 1993 (commencement of
   operations) to May 31, 1998                        4.84%                            $1,264.14

   One year ended May 31, 1998

                                                      5.36%                            $1,053.63
BOSTON 1784 PRIME MONEY MARKET FUND
(1)

   August 1, 1991 (date of initial
   public investment) to May 31, 1998
                                                      4.40%                            $1,351.33
   Five years ended May 31, 1998

   Three years ended May 31, 1998                     4.62%                            $1,253.15

   One year ended May 31, 1998
                                                      5.16%                            $1,163.02


                                                      5.16%                            $1,051.65

BOSTON 1784 INSTITUTIONAL PRIME MONEY
MARKET FUND

   November 5, 1997 (date of initial
   public investment) to May 31, 1998
                                                      5.55%                            $1,031.08


(1) The Prime Money Market Fund is the successor through a reorganization with the BayFunds Money Market Portfolio. The BayFunds Money Market Portfolio was a portfolio of BayFunds, an open-end investment company registered under the 1940 Act and reorganized with the Prime Money Market Fund on December 9, 1996.

         The annualized yield and tax-equivalent yield of Boston 1784 Tax-Free Money Market Fund for the seven-day period ended May 31, 1998 were 3.36% and 5.56%, respectively, and the effective compound annualized yield and tax-equivalent effective yield of Boston 1784 Tax-Free Money Market Fund for such period were 3.41% and 5.65%, respectively.

         The annualized yield of Boston 1784 U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1998 was 4.92% and the effective compound annualized yield of Boston 1784 U.S. Treasury Money Market Fund for such period was 5.04%.

         The annualized yield of Boston 1784 Institutional U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1998 was 5.24% and the effective compound annualized yield of Boston 1784 Institutional U.S.
Treasury Money Market Fund for such period was 5.37%.

         The annualized yield of Boston 1784 Prime Money Market Fund for the seven-day period ended May 31, 1998 was 5.03% and the effective compound annualized yield of Boston 1784 Prime Money Market Fund for such period was 5.16%.

         The annualized yield of Boston 1784 Institutional Prime Money Market Fund for the seven-day period ended May 31, 1998 was 5.35% and the effective compound annualized yield of Boston 1784 Institutional Prime Money Market Fund for such period was 5.49%.

         A Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. In reports and other communications to shareholders or in advertising and sales literature, the Funds may also present statistics on current and historical rates of Money Market Deposits Accounts and Statement Savings prepared by outside services such as Bank Rate Monitor, Inc. The Funds may also show the historical performance of other investment vehicles or groups of other mutual funds, and compare this performance to the historical performance of the Funds, and may compare tax equivalent yields to taxable yields. Any given "performance" or performance comparison should not be considered as representative of any performance in the future. In addition, there may be differences between the Funds and the various indexes and reporting services which may be quoted by the Funds.


                            11. FINANCIAL STATEMENTS

                         FOR THE PRIME MONEY MARKET FUND


         The Statement of Net Assets at May 31, 1998, the Statements of Operations for the period ended May 31, 1998, the Statements of Changes in Net Assets for the periods ended May 31, 1997 and May 31, 1998, the Financial Highlights for the periods ended December 31, 1996, May 31, 1997 and May 31, 1998, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in the Annual Reports to Shareholders of the Trust (Accession Numbers 0000935069-98-000115 and 0000935069-98-000114), are
incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, as experts in accounting and auditing. The Financial Highlights for the periods ended December 31, 1993, December 31, 1994 and December 31, 1995 are included in the Annual Reports to Shareholders of the Trust and are incorporated by reference into this Statement of Additional Information and havebeen so incorporated in reliance upon the report of Ernst & Young, LLP, independent auditors, given upon the authority of said firm as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.


                         FOR THE REMAINDER OF THE FUNDS


         The Statement of Net Assets at May 31, 1998, the Statements of Operations for the period ended May 31, 1998, the Statements of Changes in Net Assets for the periods ended May 31, 1997 and May 31, 1998, the Financial Highlights for the periods ended May 31, 1995, May 31, 1996, May 31, 1997 and May 31, 1998, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in the Annual Reports to Shareholders of the Trust (Accession Numbers 0000935069-98-000115 and 0000935069-98-000114), are incorporated by reference into this Statement of Additional Information. The Annual Report has been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                   APPENDIX A

                   CERTAIN INFORMATION CONCERNING CONNECTICUT,
                    FLORIDA, MASSACHUSETTS AND RHODE ISLAND

                                 1. CONNECTICUT

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        CONNECTICUT MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Preliminary Official Statement of Connecticut dated December 1, 1997, as modified January 14, 1998. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Connecticut municipal securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

                                ECONOMIC OVERVIEW

         Connecticut's economy is diverse. Manufacturing employment has been on a downward trend since the mid-1980s, while non-manufacturing employment has recovered most of its losses from its peak in the late 1980s. Manufacturing is diversified, with transportation equipment (primarily aircraft engines, helicopters, and submarines) the dominant industry. Connecticut is a leading producer of aircraft engines and parts, submarines, and helicopters. The largest employers in these industries are United Technologies Corporation, including its Pratt and Whitney Aircraft Division, with headquarters in East Hartford, and Sikorsky Aircraft Division in Stratford, as well as General Dynamics Corporation's Electric Boat Division in Groton.

         During the past ten years, Connecticut's manufacturing employment was at its highest in 1987 at over 384,000 workers. Since that year, employment in manufacturing has been on a downward trend, declining 28.3 percent or a loss of 108,760 jobs by 1996 from 1987 levels. A number of factors, such as the overvalued dollar of the mid 1980s, heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. In Connecticut, the rate of job loss in the manufacturing sector declined 1.3 percent or 3,660 jobs from 1995 to 1996.

         Over the past several decades the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50 percent of total State employment in 1950 to approximately 83 percent by 1996. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.0 percent in 1996 as compared to 1.9 percent in 1995, 1.7 percent in 1994, and 1.4 percent in 1993, following three years of decline starting in 1990. During the 1990's, Connecticut's growth in non-manufacturing employment has lagged that of the New England region and the nation as a whole.

         The non-manufacturing sector is comprised of industries that typically provide a service. The four major industries in terms of employment are: trade; finance, insurance and real estate; business and personal services; and government, which collectively comprise about 90 percent of employment in the non-manufacturing sector.

         After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown before the onset of the national recession in the latter half of 1990. Reflecting the downturn, the unemployment rate in the State rose from a low of 3 percent in 1988 to just above the national average of 7.5 percent during 1992.

                        FISCAL CONDITION IN RECENT YEARS

         The State finances most of its operation through its General Fund. The major components of General Fund revenues are State taxes, including the personal income tax, the sales and use tax, and the corporation business tax. Miscellaneous fees, receipts, transfers, and unrestricted Federal grants account for most of the other General Fund revenue. A cumulative budgetary-basis deficit in the General Fund as of June 30, 1991 in the amount of $965,711,525 was funded by the issuance of General Obligation Economic Recovery Notes. In fiscal year 1996-97 an appropriation was made to pay when due the remaining debt service due on the Economic Recovery Notes. The final payment is due in fiscal year 1998-99.

GENERAL FUND BUDGETS 1997-98, AND 1998-99

         Pursuant to Section 4-71 of the General Statutes, the Governor submitted his proposed budget to the legislature on February 13, 1997. In accordance with Section 4-71, the budget document included a proposed General Fund budget for fiscal year 1997-98 and fiscal year 1998-99. Special Act 97-21, adopted by the legislature June 3, 1997 and signed by the Governor June 6, 1997, as amended, made General Fund appropriations and set forth estimated revenues for each of the 1997-98 and 1998-99 fiscal years, and constitutes the adopted budget.

         The adopted budget for fiscal 1997-98 anticipates General Fund revenues of $9,342.4 million and General Fund expenditures of $9,342.2 million. For fiscal 1998-99, the adopted budget anticipates General Fund Revenues of $9,496.0 million and General Fund expenditures of $9,495.9 million. The adopted budget is within the expenditure limits proscribed by the Constitution of the State of Coonecticut, $213.1 million below the cap in fiscal 1997-98 and $325.1 million below the cap in fiscal 1998-99.

1997-1998 OPERATIONS

         Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and the expenditures already made to estimated expenditures to be made during the balance of the fiscal year. This report projects an operating surplus of $178.9 million, as a result of an increase in estimated revenues that more than offset the increase in estimated expenditures. Estimated revenues have been revised upward by $372.9 million from the enacted budget plan, including the loss due to the elimination of certain taxes proposed by the Governor for the 1997-99 Midterm Budget Adjustments totaling $4.2 million. Estimated expenditures have been revised upward by $194.1 million (including miscellaneous adjustments). In addition, as part of the Midterm Budget Adjustments, the Governor is proposing to set aside the first $125 million of the estimated year-ending surplus for a taxpayer rebate program. Any unappropriated surplus amounts in excess of $125 million would be deposited in the Budget Reserve Fund pursuant to section 4-30a of the Connecticut General Statutes.

PROPOSED MIDTERM BUDGET ADJUSTMENTS


         Per Section 4071 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget.


         On February 4, 1998, the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 1997-98 and 1998-99 fiscal years. Some of the proposals require action by the General Assembly. Per Article XXVIII of the Amendments to the Constitution of Connecticut, the General Assembly must enact a budget in which the authorized general budget expenditures do not exceed the estimated amount of revenue for such fiscal year. The General Assembly convened on February 4, 1998 to consider the Governor's proposed Midterm Budget Adjustments and is scheduled to adjourn on May 6, 1998.

         The Governor's proposed Midterm Budget Adjustments for fiscal year 1997-98 anticipate General Fund expenditures of $9,536.4 million, General Fund revenues of $9,715.3 million and an estimated General Fund surplus for fiscal 1997-98 of $178.9 million. The Governor's proposed Midterm Budget Adjustments for fiscal year 1998-99 anticipate General Fund expenditures of $9,901.0 million, General Fund revenues of $9,901.6 million and an estimated General Fund surplus for fiscal 1998-99 of $0.6 million.

         Pursuant to Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes, the Governor's proposed Midterm Budget adjustments would result in a fiscal 1997-98 budget that remains within the limits imposed by the expenditure cap. For fiscal 1998-99, permitted growth in capped expenditures is projected at 4.86 percent. The proposed Midterm Budget Adjustments would result in a fiscal 1998-99 budget that is $69.3 million below the expenditure cap.

         For fiscal 1997-98, the following revenue modifications are included in the Governor's proposed Midterm Budget Adjustments: 1) a reduction of $2.8 million due to the repeal of the Corporation Business Tax on private water companies, effective January 1, 1998; and 2) a reduction of $1.4 million due to the repeal of the HMO tax on Medicaid, the Healthcare for Uninsured Kids and Youth (HUSKY) Program, and General Assistance managed care providers, effective April 1, 1998. In addition, the Governor proposes to set aside the first $125 million of the estimated fiscal 1997-98 surplus for a taxpayer rebate program. On the expenditure side, the Governor is recommending elimination of the deficits in the Nautilus Committee Loan Fund ($2 million), the Education Excellence Trust Fund ($2.5 million), and the Public Works Service Fund ($2.5 million). Also, expenditures for Medicaid and Temporary Family Assistance have increased over the original budget amounts.

         For fiscal 1998-99, the revenues reflect a revised revenue projection and proposed tax changes in the Midterm Budget Adjustments, including 1) a $75 million personal income tax reduction through an increase in the portion of the taxable income subject to the lower 3 percent rate; and 2) an $8.5 million tax reduction for the roll-out of the corporation and HMO tax changes cited above. Under the personal income tax, effective for income years commencing on or after January 1, 1998, the taxable income amounts subject to the 3 percent rate are increased to $9,000 for Single filers, $18,000 for Joint filers, and $14,500 for Head of Household filers. Commencing on and after January 1, 1999, the taxable income amounts subject to the 3 percent rate are further expanded to $13,500 for Single Governor's Midterm Budget Adjustments there is proposed a total increase of $405.1 million from the originally enacted budget, with the most significant adjustments proposed in the areas of Medicaid, Temporary Family Assistance, and Employment Retirement Contributions. Medicaid adjustments amount to a total increase of $206.0 million. Of that amount, $84.7 million is in the area of nursing facilities, and is due to a combination of an increase in the rates paid to the facilities, annualization of Fiscal Year 1998 expenditures, and the Governor's decision to suspend current efforts on the state's 1115 Waiver, and another $51.3 million is due to increases in pharmacy costs and utilization. Temporary Family Assistance has been increased $46.5 million primarily because the caseload has not declined as quickly as anticipated in the originally adopted budget. Finally, Employee Retirement Contributions were adjusted downward to reflect final certification for Fiscal Year 1999 contributions. In addition to the General Fund proposed budget adjustments for 1998-99, the Governor is also proposing bonding increases of $119.5 million for upgrading core financial and data processing systems due to the Year 2000 problem, $100 million for the local school construction program and $25 million for Urban Act investment.


                              COMPONENTS OF REVENUE

PERSONAL INCOME TAX


         Beginning with the income year commencing on or after January 1, 1991, the State imposed a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. For tax years commencing on or after January 1, 1992, the tax imposed is at the rate of 4.5 percent on Connecticut taxable income. Depending on federal income tax filing status and Connecticut adjusted gross income, personal exemptions ranging from $12,000 to $24,000 are available to taxpayers. In addition, tax credits ranging from 1 percent to 75 percent of a taxpayer's Connecticut tax liability are also available depending upon federal income tax filing status and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to a trust or an estate. Legislation enacted in 1995 effected a graduated rate structure beginning in tax year 1996. Under this revised structure, the top rate remains at 4.5 percent with a rate of 3 percent on the first $4,500 of taxable income for joint filers and the first $2,250 for single filers. For tax year 1997, the 3 percent rate is expanded to the first $9,000 of taxable income for joint filers and the first $4,500 for single filers. Legislation enacted during the 1997 session expands the amount of taxable income subject to the lower 3 percent rate. By tax year 1999, the first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer will be taxed at the 3 percent rate. In addition, the maximum $100 income tax credit for property taxes paid will be expanded to a maximum of $285 per filer. Taxpayers also are subject to the Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax.

SALES AND USE TAX


         The Sales Tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the producing, fabricating, processing, printing, or imprinting of tangible personal property to special order or with materials furnished by the consumer, (e) the furnishing, preparing or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The Use Tax is imposed on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the Sales Tax. A separate rate of 12 percent is charged on the occupancy of hotel rooms. Effective October 1, 1991, the tax rate for the Sales and Use Taxes was reduced from eight percent to six percent. Various exemptions from the Sales and Use Taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month.


CORPORATION BUSINESS TAX

         The Corporation Business Tax is imposed on any corporation, joint stock company or association or fiduciary of any of the foregoing which carries on or has the right to carry on business within the State or owns or leases property or maintains an office within the State or is a general partner in a partnership or a limited partner in a limited partnership, except an investment partnership, that does business, owns or leases property or maintains an office within the State. The Corporation Business Tax provides for three methods of computation. The taxpayer's liability is the greatest amount computed under any of the three methods.

         The first method of computation is a tax measured by the net income of a taxpayer (the "Income-Base Tax"). Net income, except as applied to insurance companies means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. In the case of life insurance companies subject to the Corporation Business Tax, net income means life insurance company taxable income, as determined for federal income tax purposes, with certain adjustments. The Income-Base Tax is levied at the rate of
10.75 percent until January 1, 1998 when it will decrease to 9.5 percent. Legislation enacted in 1993 and subsequent years instituted a phase down in the corporation tax rate so that by the income year commencing on or after January 1, 2000 the corporate rate will be 7.5 percent. The second method of computing the Corporation Business Tax, from which the domestic insurance companies are exempted, is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or in part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the Corporation Business Tax is the minimum tax which is $250. Corporations must compute their tax under all three methods and pay the tax under the highest computation.

OTHER TAXES

         Other tax revenues are derived from the inheritance taxes, taxes on gross receipts of hospitals and public service corporations, taxes on net direct premiums of insurance companies, taxes on oil companies, cigarette and alcoholic beverage excise taxes, real estate conveyance taxes and other miscellaneous tax sources.

FEDERAL GRANTS

         Federal grants in aid are normally conditioned to some degree, depending upon the particular program being funded, on resources provided by the State. More than 99 percent of unrestricted federal grant revenue is expenditure driven. The largest federal grants in fiscal 1997 were made for the purposes of providing medical assistance payments to the indigent and Aid to Families with Dependent Children. The State also receives certain restricted federal grants which are not reflected in annual appropriations but which nonetheless are accounted for in the General Fund. In addition, the State receives certain federal grants which are not accounted for in the General Fund but are allocated to the Transportation Fund, various Capital Project Funds and other funds.

OTHER NON-TAX REVENUES

         Other non-tax revenues are derived from special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; and other miscellaneous revenue sources.

                                   LITIGATION

         The State of Connecticut, its officers and employees, are defendants in numerous lawsuits. The ultimate disposition of and final consequences of these lawsuits are not presently determinable. The Attorney General's Office has reviewed the status of pending lawsuits and reports that in its opinion such pending litigation will not be determined in the end so as to result, individually or in the aggregate, in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time.

         The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

         CONNECTICUT CRIMINAL DEFENSE LAWYERS ASSOCIATION V. FORST is an action brought in 1989 in Federal District Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, as well as other damages and costs and attorneys' fees, and temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974 and November 9, 1989 and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes a sub-class of the Connecticut State Police Union, current and former

Connecticut State Police officers who are not defendants in this or any consolidated case, and other persons acting on behalf of the State Police who participated in oral or wire communications to, from or within State Police facilities between such dates.

         SHEFF V. O'NEILL is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education". On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities in response to the Supreme Court decision. In response to a motion filed by the plaintiffs, the Superior Court recently ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling.


         THE CONNECTICUT TRAUMATIC BRAIN INJURY ASSOCIATION, INC. V. HOGAN is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff classmembers be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury and the class of plaintiffs has been expanded to include persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services.


         JOHNSON V. ROWLAND is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking declaratory judgment that the State's current system of financing public education through local property taxes and State payments to municipalities determined under a Statutory Education Cost Sharing ("ECS") formula violates the Connecticut Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the ECS formula at the level contemplated in the original 1988 public act which established the ECS.

         Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged INDIAN TRIBES in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull, Orange, Shelton and Seymour.

                                   2. FLORIDA

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                          FLORIDA MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Preliminary Official Statement Relating to $300,000,000 State of Florida Department of Environmental Protection Preservation 2000 Revenue Bonds, Series 1998B dated April 1, 1998. The summary does not purport to be a complete description and is current as of the date of the statement. The Funds are not responsible for the accuracy or timeliness of this information.

                       NATIONAL AND STATE ECONOMIC OUTLOOK


         The national economic forecast indicates strong growth this year and slower next. Real GDP is expected to increase 3.2 percent in 1997-98 and 1.9 percent in 1998-99. Real investment is anticipated to expand 7.2 percent this year and 2.1 percent next year, while real consumption should increase 3.5 percent this year and 2.6 percent next year. Underlying the official national economic forecast are key assumptions regarding fiscal policy, monetary policy, and prices. By late 1998, the Federal Reserve will reverse course and lower interest rates because of a slowing economy. Inflation, as measured by the Consumer Price Index, is expected to remain under control, averaging 2.1 percent in 1997-98 and 2.4 percent in 1998-99. The federal budget deficit is forecasted to be $28.7 billion this year and $57.6 billion next year.


         In other areas of the U.S. economy, construction activity in 1997-98 will remain near last year's level and drop slightly in 1998-99. Housing starts should reach 1.46 million units this year and 1.42 million next year. The stock market, as measured by the S&P Index, is expected to increase for 1997-98 and decrease slightly in 1998-99. Total employment will expand 2.2 percent in 1997-98 and 1.3 percent in 1998-99. The unemployment rate is expected to average
4.7 percent this year and 5.0 percent next year.

         The Florida economy is forecasted to grow in a similar pattern, but will continue to outperform the U.S. as a whole. Total non-farm employment is expected to increase 3.9 percent in 1997-98 and 2.6 percent in 1998-99. In 1998-99, non-farm employment is expected to increase 3.9 percent in 1997-98 and
2.6 percent in 1998-99. In 1998-99, non-farm employment in the state will reach an average of 6.7 million jobs. Trade and services account for more than half of nonfarm employment. Services employment will grow by 4.8 percent in 1997-98, and
4.1 percent in 1998-99. Trade employment will grow 3.7 percent this year and 2.3 percent next year. Florida's unemployment rate is expected to be 4.6 percent in 1997-98 and 4.8 percent in 1998-99.

         An important element of Florida's economic outlook is the construction sector. Florida's single and multi-family private housing starts are projected to reach a combined total of 127,400 units in 1998-99 and 125,800 units the following year. Multi-family starts have been slow to recover from the early 90's recession, but they are showing strength with an expected 39,300 starts in 1998-99, and 38,300 starts in 1999-00. Single family starts in 1998-99, and 38,300 starts in 1999-00. Single family starts are forecasted to be 88,100 in 1998-99, and 87,500 the next year. Total construction expenditures will increase
0.8 percent and 1.8 percent during the two years.

         Tourist arrivals are forecasted to increase 2.6 percent in 1998-99 and
1.7 percent the following year. Air tourists will increase 4.1 percent and 3.9 percent, while auto tourists will increase 0.8 percent and -1.0 percent, during this time. By the end of 1998-99, 49.7 million domestic and international tourists are expected to visit the State. In 1999-00 tourist visits should reach
50.6 million.

         Real personal income in Florida is forecasted to increase 5.2 percent in 1997-98 and 3.7 percent in 1998-99. During this time, real personal income per capita is projected to grow at 3.2 percent in 1997-98 and 1.8 percent in 1998-99. Overall, the Florida economy appears to be growing in line with, but stronger than, the US economy, and is expected to experience strong growth during 1997-98 and a mild slowdown during 1998-99.


                            FLORIDA FINANCIAL OUTLOOK

         For fiscal year 1997-98, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $18,469.8 million, a 10.3 percent increase over 1996-97. The $16,877.6 million in Estimated Revenues represent a 7.2 percent increase over the analogous figure in 1996-97. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $17,114.0 million, unencumbered reserves at the end of 1997-98 are estimated at $1,355.8 million.

         For fiscal year 1998-99, the estimated General Revenues plus Working Capital and Budget Stabilization funds available total $19,185.4 million, a 3.9 percent increase over 1997-98. The $17,627.0 million in Estimated Revenues represent a 4.4 percent increase over the analogous figure in 1997-98.

                            REVENUES AND EXPENDITURES

         Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four fund types: the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Fund.

         In fiscal year 1996-97, an estimated 67 percent of total direct revenues to these funds were derived from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax which amounted to 68 percent, 8 percent, 4 percent, 3 percent, respectively, of total General Revenue funds available.

         State expenditures are categorized for budget and appropriation purposes by the type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53 percent, 26 percent, and 14 percent, respectively, of total General Revenue funds available.

SALES AND USE TAX

         The largest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6 percent of the sales price of tangible personal property sold at retail in the State. The use tax is also 6 percent of the cost price of tangible personal property when the same is not sold but is used, or stored for use in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer.

         All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. For the State fiscal year which ended June 30, 1997, total receipts from this source were $12,089 million, an increase of 5.5 percent from the prior fiscal year.

MOTOR FUEL TAX

         The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. Preliminary data show collections from this source in State fiscal year ending June 30, 1997 were $2,012 million. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

ALCOHOLIC BEVERAGE TAX

         Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. The tax is one of the State's major tax sources, with revenues totaling $447.2 million in State fiscal year ending June 30, 1997. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, while the remainder of revenues are deposited into the General Revenue Fund.

         The 1990 Legislature established a surcharge on alcoholic beverages. This charge is levied on alcoholic beverages sold for consumption on premises. The surcharge is ten cents per ounce of liquor, ten cents per four ounces of wine, and four cents per twelve ounces of beer. In fiscal year 1996-97, a total of $106.6 million was collected. Of these collections, the Children and Adolescent Substance Abuse Trust Fund receives 9.8 percent, while the remainder is deposited to the credit of the General Revenue Fund.

CORPORATE INCOME TAX

         Pursuant to an amendment to Article VII, Section 5, of the State Constitution, the Legislature of the State of Florida adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations, and other artificial entities for the privilege of conducting business, deriving income, or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

         All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year which ended June 30, 1997, receipts from this source were $1,362.3 million, an increase of 17.2 percent from fiscal year 1995-96.

DOCUMENTARY STAMP TAX

         Deeds and other documents relating to realty are taxed at 70 cents per $100 of consideration, while Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts are taxed at 35 cents per $100 of face value, or actual value if issued without face value. Documentary stamp collections totaled $844.2 million during fiscal year 1996-97, posting a 8.9 percent increase from the previous fiscal year.

GROSS RECEIPTS TAX

         The tax rate is 2.5 percent of the gross receipts of providers of electric, natural gas, and telecommunications services.

         All gross receipts utilities tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1996-97, gross receipts utilities tax collections totaled $575.7 million, an increase of
6.0 percent over the previous fiscal year.

INTANGIBLE PERSONAL PROPERTY TAX


         This tax is levied on two distinct bases. First, stocks, bonds, including bonds secured by liens on Florida realty, notes, governmental lease holds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills. Second, there is a non-recurring 2 mill tax on mortgages and other obligations secured by liens on Florida realty, notes, governmental lease holds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills. Second, there is a non-recurring 2 mill tax on mortgages and other obligations secured by liens on Florida realty.


         The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5 percent is distributed to the County Revenue Sharing Trust Fund and 66.5 percent is distributed to the General Revenue Fund.

         In fiscal year 1996-97 total intangible personal property tax collections were $952.4 million, a 6.3 percent increase from the prior year.

ESTATE TAX

         An estate tax is imposed on the estate for the privilege of transferring property at death. The tax on estates of resident decedents is equal to the amount allowable as a credit against federal estate tax for state death taxes paid, less any amount paid to other states. Thus, the Florida estate tax on resident decedents will not increase the total tax liability of the estate. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against federal estate tax for state death taxes paid multiplied by the ratio of the value of the property taxable in Florida over the value of the entire gross estate.

         All receipts of the estate tax are credited to the General Revenue Fund. For the fiscal year which ended June 30, 1997, receipts from this source were $546.9 million, an increase of 30 percent from fiscal year 1995-96.

LOTTERY

         In November 1986 the voters of the State of Florida approved a constitutional amendment which allows State operated lotteries. Section 15,
Article X of the Florida Constitution provides for State lotteries, with the proceeds being dedicated exclusively to education. The 1987 Legislature passed Chapter 24, Florida Statutes, creating the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50 percent is to be returned to the public as prizes; at least 38 percent is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12 percent can be spent on the administrative cost of operating the lottery.

         Fiscal year 1996-97 produced gross revenues of $2.09 billion of which education received approximately $792.3 million.


                                   LITIGATION

         Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation pending or anticipated will not materially affect the State of Florida's financial position.

         COASTAL PETROLEUM V. STATE OF FLORIDA, CASE NO. 90-3195, 2ND JUDICIAL CIRCUIT. This is an inverse condemnation case claiming that the action of the Trustees and Legislature constitute a taking of Coastal's leases for which compensation is due. The Circuit judge granted the State's motion for summary judgment, finding that as a matter of law, the State had not deprived Coastal of any royalty rights. Coastal appealed to the First District Court of Appeals, but the case was remanded to Circuit Court for trial. On August 6, 1996, final judgment was made in favor of the State. Coastal has filed for a review by the Florida Supreme Court. The State is awaiting a decision by the Court.


          FLORIDA DEPARTMENT OF TRANSPORTATION V. 745 PROPERTY INVESTMENTS, CSX TRANSPORTATION, INC. AND CONTINENTAL EQUITIES, CASE NO. 94-17739 CA 27, DADE COUNTY CIRCUIT COURT. This case involves the Florida Department of Transportation (FDOT) and CSX Transportation, Inc. FDOT has filed an action against the adjoining property owners seeking a declaratory judgment from the Dade County Circuit Court that the Department is not the owner of the property that is subject to a claim by the U.S. Environmental Protection Agency (EPA). The case was dismissed and FDOT's appeal of the order of dismissal is pending in the Third District Court of Appeal.

         The EPA is seeking clean-up costs, pursuant to the Comprehensive Environmental Response Compensation and Liability Act, regarding property which the EPA alleges is owned by the FDOT (and formerly owned by CSX Transportation, Inc.). The EPA has agreed to await the outcome of the Department's declaratory action before proceeding further. If the Department is unsuccessful in its actions, the possible clean-up costs could exceed $25 million.

         JENKINS V. FLORIDA DEPARTMENT OF HEALTH AND REHABILITATIVE SERVICES, CASE NO. 79-102-CIV-J-16, UNITED STATES DISTRICT COURT. This is a class action suit on behalf of clients of residential placement for the developmentally disabled seeking refunds for services where children were entitled to free education under the Education for Handicapped Act. The district court held that the State could not charge maintenance fees for children between the ages of 5 and 17 based on the Education for Handicapped Act. All appeals have been exhausted. The State's potential cost of refunding these charges could exceed $42 million. However, attorneys are in the process of negotiating a settlement amount.


          NATHAN M. HAMEROFF, M.D. ET AL. V. AGENCY FOR HEALTH CARE ADMINISTRATION, ET AL., CASE NO. 95-5936, LEON COUNTY CIRCUIT COURT. The plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund (PMATF) annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. A trial has not been scheduled. If the State is unsuccessful in its actions, the potential refund liability could amount to approximately $70 million.


         WALDEN V. DEPARTMENT OF CORRECTIONS, CASE NO. 95-40357-WS (USDC N.D. FLA.). This action is brought by one captain and one lieutenant in the Department of Corrections seeking declaratory judgment that they (and potentially 700 similarly situated others) are not exempt employees under the Fair Labor Standards Act (FLSA) and, therefore, are entitled to overtime compensation at a rate of not less than one and one-half times their regular rate of pay for overtime hours worked since April 1, 1992, forward and including liquidated damages. The U.S. District Court for the Northern District of Florida entered an order dismissing the case for lack of jurisdiction on June 24, 1996. Plaintiffs filed a lawsuit against the Department (Case No. 96-3955) in July 1996 at the State level (Circuit Court, Second Judicial Circuit), making the same allegations at that level which plaintiffs previously made before the U.S. District Court for the Northern District of Florida. On December 20, 1996, that Court determined that it has jurisdiction over the FLSA claim. On December 10, 1997 the Court entered final summary judgment. The Plaintiffs were not awarded overtime pay at time and one-half nor liquidated damages; however, they were awarded attorneys fees and costs.

         BARNETT BANK V. DEPARTMENT OF REVENUE, CASE NO. 97-02375, 4TH JUDICIAL CIRCUIT, involves the issue of whether Florida's refund statute for dealer repossessions authorizes the Department to grant a refund to a financial institution as the assignee of numerous security agreements governing the sale of automobiles and other property sold by dealers. The question turns on whether the Legislature intended the statute only to provide a refund or credit to the dealer who actually sold the tangible personal property and collected and remitted the tax or intended that right to be assignable. Several banks have applied for refunds; the potential refund to financial institutions exceeds $30,000,000.


                                3. MASSACHUSETTS

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS
                      IN MASSACHUSETTS MUNICIPAL SECURITIES


         The following is a summary of certain information contained in the Information Statement of the Commonwealth of Massachusetts dated May 5, 1998. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.


         The ability of the Commonwealth to meet its obligations will be affected by future social, environmental and economic conditions, among other things, as well as by questions of legislative policy and the financial conditions of the Commonwealth. Many of these conditions are not within the control of the Commonwealth.

1998 FISCAL YEAR


         The budget for fiscal year 1998 was enacted by the Legislature on June 30, 1997 and approved by Governor Weld on July 10, 1997. (Appropriations covering the first two weeks of the fiscal year were enacted and approved on June 30, 1997.) The budget was based on a consensus tax revenue forecast of $12.85 billion, as agreed by both houses of the Legislature in March. The Executive Office for Administration and Finance revised the fiscal 1998 tax forecast to $13.06 billion on July 30, 1997 and, after a review of first quarter fiscal 1998 tax receipts, to $13.20 billion on October 15, 1997. (The fiscal 1998 budget amended the state finance law to change the required date for tax revenue estimates from September 25 to October 15.) The fiscal 1998 tax revenue estimates were revised again on January 16, 1998 to reflect an increase of $100 million in tax revenues. Tax law changes effective in fiscal 1998 have (i) increased anticipated revenues by $19.0 million from miscellaneous fees to be collected as a result of the convention center legislation approved on November 17, 1997, (ii) reduced tax revenues by an estimated $25.0 million as a result of the exemption of military pensions from state income tax, effective January 1, 1998, which was approved by Acting Governor Celluci on November 6, 1997, and
(iii) reduced tax revenues by an estimated $140 million as a result of a change in the sales tax payment schedule. After taking into account such tax law changes, the January 16, 1998 estimate was $13.154 billion. On May 5, 1998, the tax revenue estimate was further revised upward to $13.3 billion. The current tax revenue estimate does not reflect the fiscal 1998 impact of Acting Governor Celluci's proposed reduction of the tax rate on Part B personal income ($196 million).

         Preliminary results indicate that year-to-date tax collections through April 1998 total approximately $11.068 billion, approximately $602.2 million, or 5.8%, higher than collections in the corresponding period in fiscal 1997.

         The fiscal 1998 budget provides for total appropriations of approximately $18.4 billion, a 2.8% increase over fiscal 1997 expenditures. Governor Weld vetoed or reduced appropriations totaling $3.3 million. The budget incorporates tax cuts valued by the Department of Revenue at $61 million and provides for an accelerated pension funding schedule. Supplemental appropriations have been approved for fiscal 1998 in the amount of approximately $210.4 million, including the transfer of approximately $34.8 million to the Massachusetts Water Pollution Abatement Trust for state revolving fund programs. In addition, on November 26, 1997, Acting Governor Celluci approved legislation transferring off-budget the $206.3 million Department of Medical Assistance reserve to indemnify certain medical facilities against losses that might result from providing uncompensated care. On January 30, 1998, Acting Governor Celluci filed two bills recommending supplemental appropriations for fiscal 1998 totaling $211.8 million. The bills incorporated most of the supplemental appropriations recommended in bills filed by the Administration on October 6, 1997 and October 17, 1997 which were not enacted by the Legislature. The first bill totaled $44.6 million in proposed spending to provide for certain unanticipated obligations of the Commonwealth. The second bill recommended $167.1 million in proposed spending to provide for one-time expenditures, matching grants and capital initiatives, including $50 million for the construction and repair of local roads and bridges, $20 million for the development of a new human resource compensation management system and $10 million in additional funding for the upgrade of the Commonwealth's information technology systems in preparation for the year 2000 conversion. On April 29, 1998, Acting Governor Celluci approved a supplemental appropriations bill for $116.4 million, of which $56.3 million is for expenditures contained in the bills filed by the Acting Governor on January 30, 1998. The bill includes $21.1 million for snow and ice costs at the Massachusetts Highway Department, $15.4 million for child care services relating to welfare reform and $11 million at the Department of Social Services for residential group care and adoption. Projected total fiscal 1998 expenditures are approximately $18.930 billion.

         CASH FLOW. The most recent cash flow projections for fiscal 1998 and fiscal 1999 were released by the State Treasurer and the Secretary of Administration and Finance on March 25, 1998. The forecast for fiscal 1998 is based on the fiscal 1998 budget signed by Governor Weld on July 10, 1997, and includes the value of all fiscal 1998 supplemental budgets enacted by the Legislature. The fiscal 1999 forecast is based on the proposed fiscal 1999 budget submitted by the Acting Governor on January 27, 1998. Both projections are based on revenue and spending estimates prepared by the Executive Office for Administration and Finance and incorporate actual results through January 1998 and monthly projections through June 1999.

         Fiscal 1998 is projected to end with a cash balance of $477.9 million, without regard to any fiscal 1998 activity that may occur after June 30, 1998. Such balance does not include the balance in the Stabilization Fund ($799.0 million at June 30, 1997) or interest earnings thereon expected during fiscal 1998; it does reflect the required Stabilization Fund transfer related to the fiscal 1997 of $234.0 million during fiscal 1998. The cash flow statement notes that general obligation bonds were issued for capital projects in August 1997 in the amount of $250 million and in January 1998 in the amount of $250 million and projects that an additional $428 million of general obligation bonds will be issued for such purposes during the remainder of the fiscal year. The statement also notes that $105 million of special obligation bonds were issued in October 1997.

         The cash flow statement notes that the Massachusetts Turnpike Authority and the Massachusetts Port Authority are required to make payments to the Commonwealth in connection with the Central Authority Artery/Ted Williams Tunnel project and forecasts that the Commonwealth will receive $430 million in the aggregate during fiscal 1998 from such authorities or from the issuance of Commonwealth notes in anticipation of payments from such authorities. (The statement also notes that the Commonwealth has the statutory authority to issue bonds to pay such notes.) The statement further forecasts, in connection with the Central Artery/Ted Williams Tunnel project, that the Commonwealth will issue $350 million of notes in anticipation of future federal highway grants, noting that federal funding for such purposes has been extended on an interim basis through March 31, 1998, and that successor federal funding legislation is expected to be enacted by late 1998.

         Fiscal 1999 is projected to end with a cash balance of $167.7 million. The cash flow statement projects that an aggregate of $1 billion of general obligation bonds will be issued for capital projects in fiscal 1999, and that the Commonwealth will issue $465 million of notes in anticipation of future federal highway grants in fiscal 1999.

         Neither the issuance of transit notes nor commercial paper for operating purposes is forecast for fiscal 1998 or fiscal 1999.

         The ending balances projected for fiscal 1998 and fiscal 1999 are likely to differ from the ending balances for the Commonwealth's budgeted operating funds for those years because of timing differences and the effect of non-budget items.

1999 FISCAL YEAR

         On January 27, 1998, Acting Governor Celluci filed his fiscal 1999 budget recommendations with the House of Representatives. The proposal calls for budgeted expenditures of approximately $19.06 billion, or total fiscal 1999 spending of $19.49 billion after adjusting for shifts to and from off-budget accounts. The proposed fiscal 1999 spending level represents a $559 million, or
3.0 percent, increase over projected total fiscal 1998 expenditures of $18.930 billion. Budgeted revenues for fiscal 1999 are projected to be $18.961 billion, or $19.291 billion after adjusting for shifts to and from off-budget accounts. This represents a $53.0 million, or 0.3 percent, increase over the $18.908 billion forecast for fiscal 1998. (The $18.908 billion revenue estimate for fiscal 1998 reflects the addition of $100 million in tax revenue incorporated into the forecast by the Secretary of Administration and Finance on January 16, 1998 and the addition of $146 million in tax revenue incorporated into the forecast by the Secretary of Administration and Finance on May 5, 1998.) The Governor's proposal projects a fiscal 1999 ending balance in the budgeted funds of $906.3 million, including a Stabilization Fund balance of $878.1 million.

         The Governor's budget recommendation is based on a tax revenue estimate of $13.665 billion, a $365.0 million, or 2.7 percent, increase over fiscal 1998 projected tax revenues of $13.300 billion. The projection incorporates $244.8 million in income tax cuts proposed by the Governor, including a reduction of the Part B ("earned income") tax rate from 5.95 percent to 5 percent over three years ($205.8 million), a reduction of the Part A ("unearned income"; i.e., interest from non-Massachusetts banks, dividends, and short-term capital gains) tax rate from 12 percent to 5 percent over five years ($30 million), credits and exemptions to encourage saving for children's higher education ($3 million), an exemption from capital gains taxes on the sale of a house ($2 million) and an exemption for providing care to an elderly relative ($4 million). The recommendation also proposes moving $92.5 million in tax revenue in the Children's and Seniors Health Protection Fund off-budget.

         The proposed budget assumes non-tax revenues of $5.297 billion, or $5.624 billion when adjusted for the shifts to and from off-budget accounts, and represents an increase of $15.4 million from fiscal 1998. Of the three classes of non-tax revenue, federal reimbursements, including those for Medicaid, and block grants for Temporary Assistance to Needy Families and Child Care programs most affect the Commonwealth's budgetary considerations. These payments are projected to total $3.216 billion in fiscal 1999, or $3.426 billion after the impact of shifts to and from off-budget accounts is removed. This level of federal payments represents an increase of $41.0 million, or 1.2 percent, from fiscal 1998, the result primarily of changes in federal reimbursement for Medicaid programs. Fiscal 1999 departmental revenues of $1.130 billion, or $1.158 billion after adjusting for shifts to and from off-budget accounts, represent a decrease of approximately $127 million from fiscal 1998 projections, due primarily to the implementation of free, lifetime driver licensing and vehicle registration and a decrease of $29.3 million from fiscal 1998 in the revenue generated by the revenue optimization program. Consolidated transfers, the third category of non-tax revenue, consists primarily of state lottery profits which are distributed to cities and towns. Consolidated transfers are projected to increase by $1.8 million from fiscal 1998 levels. Lottery profits are expected to remain constant in fiscal 1999.

         The Governor's budget proposal generally provides for maintaining current levels of service for most state programs but recommends increased spending for certain priority areas, including a $357 million increase in funding for the Department of Education, $309.7 million in additional local aid to cities and towns, $69 million for Medicaid program inflation and $34 million in additional local aid funded by the State Lottery.


         The Governor's fiscal 1999 budget recommendations call for appropriations of $945.3 million for pension funding, $85.2 million less than the amount appropriated for fiscal 1998 and $113.9 million less than the amount called for in the most recently adopted funding schedule. The recommended amount reflects the elimination in 1997 of the Commonwealth's responsibility for funding cost-of-living adjustments incurred by local pension systems and assumes the adoption of a revised funding schedule in the spring of 1998. The proposed budget also includes a $20 million reserve to meet the Commonwealth's obligation to reduce the unfunded pension liabilities attributable to former employees of Franklin, Hampden, Middlesex and Worcester counties and certain incremental benefit costs associated with legislation enacted in 1996; any expenditures from the reserve are contingent upon the adoption of a new funding schedule.


         Under the Governor's proposed fiscal 1999 budget, the Commonwealth is expected to spend approximately $936.6 million on public assistance programs. Under the federal welfare reform law, Massachusetts will receive $459.4 million from the Temporary Assistance for Needy Families (TANF) federal block grant. Of this total, the Commonwealth is expected to spend $321.6 million on Transitional Aid for Families with Dependent Children (TAFDC)-related programs and to transfer $91.9 million to the Child Care Fund and $45.9 million to the Social Services Program Fund. In addition, the Commonwealth expects to receive $77.3 million from the Child Care Development Fund block grant and $51.8 million from the Social Services block grant.

         Acting Governor Celluci's fiscal 1999 budget also recommends spending of $3.688 billion by the Department of Medical Assistance, the Commonwealth's Medicaid agency. This level of spending represents a decrease of $119.2 million, or 3.1 percent, from fiscal 1998, due in part to the Governor's proposal to move the Children's and Seniors' Health Care Assistance Fund off-budget to a trust fund. Spending in support of the expansion in the population eligible for health care assistance therefore is not reflected in the fiscal 1999 budget recommendation. The proposed fiscal 1999 expansion in Medicaid coverage conforms to the terms of the Commonwealth's federal waiver and was authorized by legislation passed in July 1996 and July 1997.

         On April 27, 1998, the House Committee on Ways and Means released its proposed budget for fiscal 1999. Debate in the full House of Representatives began on May 4, 1998. The House Committee's budget provides for total spending of $19.592 billion and assumes total revenues of $19.446 billion. The House Committee's budget is based on the consensus tax revenue estimate of $14.4 billion, less approximately $534 million from tax cuts proposed in such budget. The Committee's budget includes the income tax provisions approved by the House of Representatives on March 12, 1998. It would raise the statutory ceiling on amounts in the Stabilization Fund from 5% to 7.5% of budgeted revenues and other financial resources pertaining to budgeted funds. The committee's budget would add $18 million in appropriations for building maintenance and $21 million in appropriations for debt service related to the "forward funding" of the Massachusetts Bay Transportation Authority. The committee's budget would also appropriate approximately $965.3 million for the Commonwealth's pension liabilities.

         The Senate Committee on Ways and Means has also been considering the Governor's budget recommendations and is expected to release its version of the budget after House floor action on the budget has been completed.

LOCAL GOVERNMENT

         Below the level of state government are 12 county governments responsible for various functions, principally the operation of houses of correction and registries of deeds. There are 14 counties in Massachusetts, but county government has been abolished in two of them and is scheduled to terminate in two others. Under legislation enacted in 1996, Franklin County government terminated on July 1, 1997 in favor of a regional council of governments. Legislation approved by Governor Weld on July 11, 1997 abolished Middlesex County government on that date and provided for the abolition of county government in Hampden and Worcester Counties on July 1, 1998 (or sooner, if such county defaults on a bond or note). Under the 1997 legislation, virtually all functions, duties and responsibilities of the affected counties are transferred to the Commonwealth. As of the date of abolition of an affected county's government, all valid liabilities and debts of such county which are in force immediately before such date become obligations of the Commonwealth, and all assets and revenues of such county become assets and revenues of the Commonwealth. The Secretary of Administration and Finance is directed to establish an amortization schedule to recover the Commonwealth's costs from the cities and towns within each such country over a period not to exceed 25 years. Governor Weld vetoed provisions in the legislation that would have placed responsibility for county retirees on cities and towns rather than the Commonwealth, filed legislation providing for state assumption of such pension costs. On July 15, 1997, the House of Representatives overrode Governor Weld's veto of such provisions, but the Senate has not acted on the Governor's veto message. Governor Weld also vetoed provisions that would have created county charter commissions in certain counties, indicating that he favored legislation setting a date certain for the abolition of all county government and a mechanism by which cities and towns that wish to do so may establish alternative regional entities. The legislation approved by Governor Weld in July 1997 established a task force on the valuation of county assets and liabilities that was charged with compiling an inventory and providing for the valuation of all property of all counties in the Commonwealth for the purposes of considering the abolition of county government and the transfer of its functions, assets and liabilities to the Commonwealth. The eleven-member task force, consisting of eight members of the Legislature, the Secretary of Administration and Finance, the Inspector General and the State Auditor, had a report filing deadline of February 1, 1998; the task force has convened and has begun planning for the valuation. On July 17, 1997, Governor Weld filed legislation that would abolish all county governments by July 1, 1999 and that would require the state employees' retirement system to absorb the pension costs associated with county retirees. The legislation is being considered by the Legislature's Committee on Counties.

COMMONWEALTH REVENUES

         In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 1997, approximately 70.8 percent of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately

16.6 percent of such revenues, with the remaining 12.6 percent provided from departmental revenues and transfers from non-budgeted funds.

         The major components of State taxes are the income tax, which accounted for approximately 55.8 percent of total tax revenues in fiscal 1997, the sales and use tax, which accounted for approximately 22.4 percent, and the business corporations tax, which accounted for approximately 7.5 percent. Other tax and excise sources accounted for the remaining 14.3 percent of total fiscal 1997 tax revenues.

         INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95 percent is applied to income from employment, professions, trades, businesses, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks; a rate of 12 percent is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt) and dividends; and, as of January 1, 1996, a rate ranging from 12 percent on capital gains from the sale of assets held for one year and less to 0 percent on capital gains from the sale of certain assets held more than six years.

         In December 1994, the Governor approved legislation modifying the capital gains tax by phasing out the tax for assets held longer than six years and increasing the no-tax status threshold for personal income tax purposes. The capital gains tax charge did not become effective until January 1, 1996. Accordingly, it is estimated by the Executive Office for Administration and Finance to have had only a minor effect on fiscal 1996 tax revenues and to have approximately $41.0 million. The no-tax status change is estimated to have reduced fiscal 1995 tax revenues by approximately $13.3 million. It is expected to decrease fiscal 1998 tax revenues by $13.0.

         As part of the fiscal 1997 budget the Legislature established a tax deduction for the amount by which tuition payments to two- or four-year colleges, net of financial aid, exceed 25 percent of the taxpayer's adjusted gross income. The Department of Revenue estimates that this deduction resulted in no revenue reduction in fiscal 1997 and will result in an approximately $14 million reduction on an annualized basis thereafter.

         The fiscal 1998 budget contained three tax cuts with an aggregate fiscal 1998 cost estimated by the Department of Revenue to be $60.9 million--an increase in the child dependent deduction from $600 to $1,200 for children up to age 12 ($15.3 million), a tax credit of up to $6,000 over four years for septic tank improvements ($17 million) and an earned income tax credit amounting to 10 percent of the federal credit ($28.6 million).

         On November 6, 1997, Acting Governor Cellucci approved legislation exempting military pensions from the state income tax, effective January 1, 1998. The Department of Revenue estimates that this exemption will result in a fiscal 1998 revenue reduction of $25.0 million and an approximately $18 million reduction on an annualized basis thereafter.

         As part of Acting Governor Celluci's fiscal 1999 budget recommendations, he proposed a reduction in the tax rate on "Part B" personal income (so-called "earned" income) from the current level of 5.95% to 5% over three calendar years. The rate would be reduced to 5.6% effective January 1, 1999, 5.3% effective January 1, 2000 and 5% effective January 1, 2001. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction in personal income tax collections of approximately $206 million in fiscal 1999, $616 million in fiscal 2000, $1.035 billion in fiscal 2001 and $1.292 billion in fiscal 2002, at which time the rate reduction would be fully implemented. The Acting Governor also proposed a reduction in the tax rate on "Part A" personal income (so-called "unearned" income) from 12 % to 5% over five years. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction in personal income tax collections of approximately $30 million in fiscal 1999, $101 million in fiscal 2000, $173 million in fiscal 2001, $249 million in fiscal 2002, $327 million in fiscal 2003 and $372 million in fiscal 2004, at which time the rate reduction would be fully implemented. On March 12, 1998 the House of Representatives approved legislation that would reduce the rate on Part A and Part B income, and raise the rate on capital gains income, to 5.7%, as well as raising the age of the children's exemption to age 18 and raising the amount of the exemption from $1200 to $2400. Such provisions were also included in the proposed fiscal 1999 budget released on April 27, 1998 by the House Committee on Ways and Means.

         Two initiative petitions that would reduce income tax rates were certified by the Attorney General on September 3, 1997 and filed with the State Secretary in November 1997, to be placed before the 1998 session of the Legislature. One petition set the rate for Part B personal income at 5.6% for the tax year 1999, 5.3% for tax year 2000 and 5% for tax year 2001 and thereafter, unless the Legislature set a lower rate for any of those years. The other petition would change the income tax rate on interest and dividend income (currently 12%) to whatever rate applies to Part B income, starting in tax year 2000. On January 2, 1998, opponents of the first of these two petitions (relating to Part B personal income taxes) filed an objection with the state Ballot Law Commission, challenging the validity of the petition signatures. The Commission ruled in the opponents' favor on January 23, 1998, holding that the petition did not contain a sufficient number of certified signatures. Following that decision, petition opponents and proponents both filed suit in Superior Court seeking, respectively, to disqualify additional signatures so as to prevent the petition from appearing on the ballot, and to add signatures, so as to allow the petition to appear on the ballot. On May 5, 1998, the Superior Court ruled that the petitioners had not obtained sufficient signatures to place the petition on the ballot. Under the state constitution, if the Legislature does not enact the petition relating to the tax on personal interest and dividend income by May 6, 1998, the sponsors may have the petition placed on the 1998 general election ballot by collecting an additional 10,821 signatures.

         SALES AND USE TAX. The Commonwealth imposes a 5 percent sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5 percent use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

         On October 20, 1997, Acting Governor Cellucci announced that the Department of Revenue will issue regulations changing the payment for approximately 15,000 sales, meals and room occupancy taxpayers over $25,000 in tax per year. While these new regulations will not affect the amount of tax owed, the Department of Revenue estimates that the Commonwealth will realize a reduction in fiscal 1998 revenues of $120 million to $160 million, which has been incorporated into the January 16, 1998 revenue estimates. This reduction will be a one-time event.

         BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5 percent. The minimum tax is $456. Both rates and the minimum tax include a 14 percent surtax. The reduction in fiscal 1996 tax revenues from business corporations compared to fiscal 1995 was due primarily to an estimated $49 million reduction resulting from the application of the "single sales factor" apportionment formula, described below. The fiscal 1997 tax revenue collections reflected an additional $44 million reduction for the full-year impact of the "single sales" apportionment formula and a $10 million reduction due to the impact of legislation enacted in August 1996, which, effective January 1, 1997, changed the computation of the sales factor for certain mutual fund companies.

         On November 28, 1995 the Governor approved legislation establishing a "single sales factor" apportionment formula for the business corporations tax. The new formula, when fully implemented, will calculate a firm's taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. The new formula was made effective as of January 1, 1996 to certain federal defense contractors and phased in over five years for manufacturing firms generally. The Department of Revenue estimated that the revision reduced revenues by $44 million in fiscal 1996 and by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million.

         On August 8, 1996, the Governor approved legislation making two changes in the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. Effective January 1, 1997, the legislation changed the computation of the sales factor; instead of sourcing sales from the state where the seller bears the cost of performing the services relating to the sale, the corporations will source sales to the state of domicile of the ultimate consumer of the service. Effective July 1, 1997, the legislation changed the prior three-factor formula to a single sales factor formula, just as the November 1995 legislation had done for certain federal defense contractors and, over time, for manufacturing firms. Under the new law, affected corporations are required to increase their numbers of employees by 5 percent per year for five years, subject to exceptions for adverse economic conditions affecting the stock market or the amount of assets under their management. The Department of Revenue estimates that the changes resulted in a revenue reduction of approximately $10 million in fiscal 1997 and will result in revenue reductions of $39 million to $53 million on an annualized basis thereafter, starting in fiscal 1998. These estimates do not take into account any increased economic activity stimulated by the tax cuts.

         On August 9, 1996, the Governor signed legislation providing a tax credit to shippers that pay federal harbor maintenance taxes on cargo passing through Massachusetts ports. The Department of Revenue estimates that there was no impact on revenues in fiscal 1997 as a result of this tax credit and the annualized revenue loss will be approximately $3 million to $4 million, beginning in fiscal 1998.

         BANK TAX. Commercial and savings banks are subject to an excise tax of
12.54 percent. On July 27, 1995, the Governor approved legislation that will reduce the rate over several years to 10.5 percent, the same effective rate charged to other corporations. The Department of Revenue estimates that the tax cut, when fully implemented in fiscal year 1999, will result in an annual $32.3 million revenue loss, including the effect of provisions in the proposed legislation that would apply the tax to out-of-state banks and other financial institutions that are not currently taxed and that would lead to an estimated $18 million annual gain.

         INSURANCE TAXES. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax rate on gross investment income. On April 30, 1998, the House of Representatives approved legislation that would over five years eliminate the 14% surcharge for property and casualty insurers and the tax on investment income for both types of domestic insurers. The House Committee on Ways and Means has estimated the fully phased-in aggregate annual value of the tax reductions to be approximately $50 million.

         OTHER TAXES. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources.

         On July 24, 1996, the Legislature overrode the Governor's veto of legislation imposing a 25(cent)-per-pack tax increase on cigarettes, as well as a 25 percent increase in the tax on smokeless tobacco and a 15 percent tax on cigars and smoking tobacco, all effective October 1, 1996. The Department of Revenue estimates that these changes resulted in approximately $74 million in additional tax revenue for fiscal 1997 and will result in $80 million to $90 million in additional revenue in fiscal 1998. The Department estimates that by fiscal 2000, when demand for cigarettes will have fully adjusted to the higher tobacco product prices expected to result from the increased tax, additional revenues will range from $73 million to $83 million.

         In 1992, legislation was enacted by the voters which increased the tobacco excise tax by 1.25(cent) per cigarette (25(cent) per pack of 20 cigarettes) and 25 percent of the wholesale price of smokeless tobacco, effective January 1, 1993. Under the legislation, the revenues raised by this excise tax were to be credited to the Health Protection Fund and expended, subject to appropriation by the Legislature, to pay for health programs and education relating to tobacco use. Total revenues deposited in the Health Protection Fund in fiscal 1993 and fiscal 1994 were $59.5 million and $116.4 million and have been $114 million on an annualized basis since fiscal 1995.

         The Commonwealth is authorized to issue special obligation highway bonds secured by a pledge of all or a portion of the Highway Fund, including revenues derived from all or a portion of the motor fuels excise tax. The portion of the motor fuel tax currently pledged to special obligation bonds is estimated to be approximately $177 million in fiscal 1998. Additional special obligation bonds may be issued in the future secured by all or additional portions of the motor fuels excise tax.

         On November 17, 1997, the legislature overrode Acting Governor Cellucci's veto to enact legislation the Commonwealth to issue special obligation convention center bonds secured by a pledge of certain taxes related to tourism and conventions, including a 2.75 percent convention center financing fee imposed by the legislation on hotel room occupancy in four Massachusetts cities.

         ESTATE TAX REVISIONS. The fiscal 1993 budget included legislation which gradually phased down the current Massachusetts estate tax until it became a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for the State taxes allowed for federal estate tax purposes. The estate was phased out by means of annual increases in the basic exemption from the original $200,000 level. The exemption was increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation included a full marital deduction starting July 1, 1994. The marital deduction was limited to 50 percent of the Massachusetts adjusted gross estate until June 30, 1995. The statistic fiscal impact of the phase-out of the estate tax is estimated to have been approximately $25 million in fiscal 1994, approximately $73 million in fiscal 1995, approximately $112 million in fiscal 1996 and approximately $139 million in fiscal 1997 and is projected to be approximately $253 million in fiscal 1998.

FEDERAL AND OTHER NON-TAX REVENUES

         Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal fiscal year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"), formerly Aid to Families with Dependent Children ("AFDC"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50 percent of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and its contingent upon a maintenance of effort spending level determined annually by the federal government.

         Departmental and other non-tax revenues are derived from licenses, registrations and reimbursements and assessments for services. In fiscal 1996, a revenue maximization pilot project undertaken by the Comptroller and the Executive office for Administration and Finance yielded almost $39.9 million in additional federal reimbursement revenues, net of agency and vendor incentive payments, at the Department of Mental Health, Department of Mental Retardation, Department of Social Services and Division of Medical Assistance. In fiscal 1997, $41.3 million in additional non-tax revenues resulted in net revenues of $39.1 million deposited into the General Fund. In fiscal 1998, an estimated $46.7 million in additional non-tax revenues is expected to result in $37.1 million of net revenues for the General Fund.

         The Commonwealth began in fiscal 1997 to phase in a one-time (rather than annual) passenger vehicle registration fee of $30 and a reduction in the passenger vehicle operating license renewal fee from the rate of $30 to $2, effective May 1, 2001. The Executive Office for Administration and Finance estimates that these changes had no effect on fiscal 1997 revenues and will reduce fiscal 1998 revenues by $15.0 million. When all drivers become eligible for free registration renewals in fiscal 1999, revenues are projected to decline by approximately $55 million. Revenue reductions due to lifetime licenses will not begin until fiscal 2001, when they will total approximately $5 million. In fiscal 2002, when all drivers become eligible for free license renewals, the revenue reduction is estimated to be approximately $31 million. (The Commonwealth is still maintaining the requirement that all parking tickets, moving violation citations, excise taxes and insurance premiums be paid before license and registration renewals are processed, in order to ensure that cities and towns do not lose revenue from the change to lifetime licenses and registration.) In May 1997, the Legislature enacted legislation that would restore registration, license and permit fees credited to the Highway Fund to the rates in effect on January 1, 1996 if federal aid to the Central Artery/Ted Williams Tunnel project falls below $550 million in any fiscal year during the next six years. Governor Weld vetoed this provision. Under the state constitution, his veto can be overridden by a two-thirds vote of each house of the Legislature; neither house has acted on the veto.

         For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $600.2 million, $667.3 million, $709.5 million, $727.5 million and $770.2 million in fiscal 1993 through 1997, respectively and which are expected to account for $780.6 million in fiscal 1998.

         In 1994, the voters in the statewide general election approved an initiative petition, effective December 8, 1994, that would slightly increase the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgeted finds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance from the computation of the "consolidated net surplus" for purposes of state finance laws. The initiative petition also provided that no more than 15 percent of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transportation Authority. This law is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the initiative petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for motor vehicle, highway, or mass transportation purposes. The Legislature has twice postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the "consolidated net surplus". The most recent postponement changed the effective date of the provision to July 1, 1998.

         On August 9, 1996, the Governor approved legislation, authorizing the State Lottery Commission to participate with other states in a multi-jurisdictional lottery. Beginning September, 1996, the Commission joined with the states of Illinois, Georgia, Maryland, Michigan and Virginia in a multi-state game that is estimated to generate an additional $30 million per year in net lottery revenues.

LIMITATIONS ON TAX REVENUES

         In Massachusetts efforts to limit and reduce levels of taxation have been under way for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

         Chapter 62F, which was added to the General Laws by initiative petition in November, 1986, establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pensions systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

         The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenues to fund an increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs. Accordingly, the amount of revenues permitted by Chapter 62F will always be less than the amount of revenues permitted by Chapter 29B. Because the provisions of Chapter 29B are essentially superceded by those of Chapter 62F, Acting Governor Celluci has proposed, as part of his fiscal 1999 budget recommendations, that the tax revenue limitations provisions of Chapter 29B be repealed. The House Committee on Ways and Means included such recommendation in its proposed fiscal 1999 budget released on April 27, 1998.

         Tax revenues in fiscal 1993 through fiscal 1997 were lower than the limit set by either Chapter 62F or Chapter 29B, and the Executive Office for Administration and Finance currently estimates that State tax revenues in fiscal 1998 will not reach the limit imposed by either of these statutes.

LITIGATION

         There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

         COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in an action challenging the Commonwealth's funding of public primary and secondary education systems on both federal and state constitutional grounds, WEBBY V. DUKAKIS (now known as MCDUFFY V. ROBERTSON, Supreme Judicial

Court for Suffolk County No. 90-128), the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide adequate public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. However, the court also ruled that the Legislature and the Governor were to determine the necessary response to satisfy the Commonwealth's constitutional duty, although a single justice of the court could retain jurisdiction to determine whether, within a reasonable time, appropriate legislative action had been taken. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. On May 10, 1995, the plaintiffs filed a motion for further relief, arguing that the 1993 legislation did not provide sufficiently for public education and that its timetable was too slow. It cannot be determined at this time what further action, if any, the plaintiffs in McDuffy may take or whether the court will order any further relief.

         Challenges by residents of five state schools for the retarded in RICCI
V. MURPHY (U.S. District Court C.A. No. 72-469-T) resulted in a consent decree in the 1970's which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986 leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provisions for individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

         In HODGE V. GALLANT (Suffolk Superior Court No. 93-0290G), plaintiffs allege that the Division of Medical Assistance has unlawfully denied personal care attendant services to certain disabled Medicaid recipients. The Superior Court denied plaintiffs' motions for the preliminary injunction and class certification. If plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by plaintiffs to all similarly situated persons, a substantial increase in the annual cost of the Commonwealth of these services might eventually be required. The Division of Medical Assistance estimates this increase to be as much as $200 million per year. In September 1995, the parties argued cross motions for summary judgment, which are now under advisement.

          In BEAULIEU V. BELMONT (U.S. District Court No. 95-12382GAO), the plaintiffs are former residents of the Fernald School, a facility of the Department of Mental Retardation. They allege that in the 1950's they were fed radioactive isotopes without their informed consent. They claim violations of their civil rights, battery, invasion of privacy, loss of consortium and misrepresentation. The amount of potential liability is estimated to be $25 million.

         ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. UNITED STATES V. METROPOLITAN DISTRICT COMMISSION (U.S. District Court C.A. No. 85-0489-MA). See also CONSERVATION LAW FOUNDATION V. METROPOLITAN DISTRICT COMMISSION (U.S. District Court C.A. No. 83-1614-MA). The Massachusetts Water Resources Authority
(MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. During fiscal 1997, the MWRA completed the mining of the 9.5-mile outfall tunnel, completed the draft combined sewer outflow (CSO) plan and began design of several CSO projects, completed construction of the first battery of secondary treatment and began construction of the third and final battery of secondary treatment. The MWRA currently projects that the total cost of construction of the waste water facilities required under the court's order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $601 million to be spent after June 30, 1997. With CSO costs, the MWRA anticipates spending approximately $901 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.


         On February 12, 1998, the U.S. Department of Justice filed a complaint in federal district court seeking to compel the MWRA to build a water filtration plant for the metropolitan Boston water supply and, together with the MDC, to take certain watershed protection measures. The MWRA is gathering data to determine whether a water filtration plant is necessary and anticipates completing its inquiry by the fall of 1998. The federal district court has issued a scheduling order under which it will decide in January 1999 whether the Safe Water Drinking Act compels the MWRA to build a filtration system or whether the MWRA can demonstrate that its data entitles it to avoid building such a system. It is too early to predict what remedy the court will order if it decides adversely to the MWRA.

         TAXES AND OTHER REVENUES. In MASSACHUSETTS WHOLESALERS OF MALT BEVERAGES V. COMMONWEALTH (Suffolk Superior Court No. 90-1523), associations of bottlers challenged the 1990 amendments to the bottle bill which escheat abandoned deposits to the Commonwealth. Plaintiffs claimed a taking; the Commonwealth argued a legitimate regulation of abandoned amounts. In March 1993, the Supreme Judicial Court upheld the amendments except for the initial funding requirement, which the Court held severable. In August 1994, the Superior Court ruled that the Commonwealth is liable for certain amounts (plus interest) as a result of the Supreme Judicial Court's decision. The actual amount will be determined in further proceedings. In February 1996, the Commonwealth settled all remaining issues with one group of plaintiffs, the Massachusetts Soft Drink Association. Payments to that group will total approximately $7 million. The Legislature appropriated the funds necessary for these payments in its final supplemental budget for fiscal 1996. Litigation with the other group of plaintiffs, the Massachusetts Wholesalers of Malt Beverages, is still pending. The remaining potential liability is approximately $50 million.

         In THE FIRST NATIONAL BANK OF BOSTON V. COMMISSIONER OF REVENUE (Appellate Tax Board No. F232249), the First National Bank of Boston challenges the constitutionality of the former version of the Commonwealth's bank excise tax. In 1992, several pre-1992 petitions filed by the bank, which raised the same issues, were settled prior to a board decision. The bank has now filed claims with respect to 1993 and 1994. The bank claims that the tax violated the Commerce Clause of the United States Constitution by including its worldwide income without appointment. The Department of Revenue estimates that the amount of abatement, including interest, sought by the First National Bank of Boston, could total $128 million.

         In STATE STREET BANK AND TRUST COMPANY V. COMMISSIONER OF REVENUE (Appellate Tax Board Nos. F215497, F232152, F233019 and F233948), State Street Bank and Trust Company has raised the same claims as the First National Bank of Boston, outlined above. State Street Bank also claims that it is entitled to alternative apportionment under the bank excise tax. The Department of Revenue estimates that the amount of abatement, including interest, sought by State Street Bank and Trust Company, could total $158 million. On February 19, 1998 the case was settled for $8.7 million.

         In addition, there are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever.

         On March 22, 1995, the Supreme Judicial Court issued its opinion in PERINI CORPORATION V. COMMISSIONER OF REVENUE (Supreme Judicial Court No. 6657). The court held that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. The court remanded the case for entry of a declaration and further proceedings, if necessary, to determine other appropriate remedies. On October 2, 1995, the United State Supreme Court denied the Commonwealth's petition for a writ of certiorari. The Supreme Judicial Court, on April 30, 1996, entered a partial final judgment implementing its decision for tax years ending prior to January 1, 1995. The Department of Revenue estimates that tax revenues in the amount of $40 million to $55 million may be abated as a result of the partial final judgment. On May 13, 1996, the Court entered an order for judgment and memorandum concerning relief for tax years ending on or after January 1, 1996. A final judgment was entered on June 6, 1996. The Department of Revenue is estimating the fiscal impact of that ruling; to date it has paid approximately $15 million in abatements in accordance with the judgment.

         Approximately $75 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court of the Supreme Judicial Court.


          EMINENT DOMAIN. In SPAULDING REHABILITATION HOSPITAL CORPORATION V. MASSACHUSETTS HIGHWAY DEPARTMENT (Suffolk Superior Court. No. 95-4360C), the Spaulding Rehabilitation Hospital filed an action to enforce an agreement to acquire its property by eminent domain, in connection with the Ted Williams Tunnel/Central Artery project. On March 13, 1998, the Superior Court entered judgment for the Commonwealth dismissing the complaint.

         Both COMMONWEALTH OF MASSACHUSETTS V. RUGGLES CENTER JOINT VENTURE (Suffolk Superior Court No. 47-1764-A and RUGGLES CENTER, LLC V. BEACON CONSTRUCTION CORPORATION (Suffolk Court No. 96-0637-E) involve an indoor air quality dispute regarding the former headquarters of the Registry of Motor Vehicles at Ruggles Center in Boston. In 1997, the Commonwealth commenced suit against the former building owners, Ruggles Center Joint Venture (RCJV), as well as the general contractor, the architect, the mechanical engineer and the manufacturer of the fireproofing, to recover losses associated with the indoor air quality (IAQ) problems, including the costs of relocating the agency and workers' compensation payments paid to employees. RCJV has filed a counterclaim against the Commonwealth alleging breach of lease, breach of the covenant of good faith and fair dealing and negligence. RCJV claims that it fulfilled all of its obligations under the lease and its amendment and that the Commonwealth wrongfully terminated these agreements, and that the Commonwealth's negligence, or that of its contractors, caused the IAQ problems. RCJV seeks to recover the costs associated with its efforts to remedy the IAQ problems, additional rent payments under the lease, and the value of RCJV's equity in the project had the lease not been terminated. In the second and related case, the building owner has sued the general contractor to recover on the performance bond. Many second, third and fourth parties have been impleaded. The Registry of Motor Vehicles and the Division of Capital Planning and Operations have been named as fourth-party defendants by the manufacturer of the fireproofing. United States Mineral Products Co., Inc., which has asserted a claim for indemnification. Potential liability to the Commonwealth in each case is approximately $25 million.

         DIBIASE V. COMMISSIONER OF INSURANCE (Suffolk Superior Court No. 96-4241-A) is a putative class action suit in which the plaintiffs seek to invalidate most of Chapter 178A of the Massachusetts General Laws, which is the savings bank life insurance statute. The suit alleges that the statute's conversion of the former savings bank life insurance system established by former Chapter 178 of the Massachusetts General Laws deprived policyholders under the old system of more than $60 million in "surplus" and $11 million in former General Insurance Guaranty Fund, the proceeds of both of which assertedly belonged to them. The defendants have moved to dismiss on statute of limitations grounds, and the plaintiffs have cross-moved for partial summary judgment on a claim of alleged procedural due process violations. On October 16, 1997, the Court dismissed the case on statute-of-limitations grounds. The plaintiff has appealed.


          BOSTON WHARF CO. V. COMMONWEALTH OF MASSACHUSETTS (Suffolk Superior Court No. 96-0028) is an eminent domain case concerning a parcel on A Street in South Boston which is being used for a tunnel in the Central Artery/Ted Williams Tunnel project. The plaintiff's are claiming $32 million.


          MASSACHUSETTS PORT AUTHORITY, BIRD ISLAND LTD. PARTNERSHIP AND HILTON HOTELS V. COMMONWEALTH OF MASSACHUSETTS (Suffolk Superior Court Nos. 96-4803-C, 94-6966, 94-2830-E, 94-2831-F, 94-5745-B, 94-5744-A and 96-6789-E) are eminent domain cases concerning a land acquisition in East Boston for the Central Artery/Ted Williams Tunnel project. The Commonwealth faces a potential liability of approximately $35.7 million.


          THOMAS RICH V. COMMONWEALTH OF MASSACHUSETTS (Norfolk Superior Court No. 94-2319) is an eminent domain case concerning property in the city of Quincy. The Commonwealth faces a potential liability of $30 million. The cost of remediation of contaminated soil will also be an issue.

          P&P REALTY CO., INC. V. DEPARTMENT OF PUBLIC WORKS (Suffolk Superior Court No. 92-2081) is an eminent domain case concerning two parcels at Summer Street and Trilling Way in South Boston. The Commonwealth's potential liability is $22 million.


                                 4. RHODE ISLAND

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        RHODE ISLAND MUNICIPAL SECURITIES


         The following is a summary of certain information contained in the Information Statement of the State of Rhode Island and Providence Plantations dated July 3, 1998. The summary does not purport to be a complete description and is current as of the date of the information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Rhode Island municipal securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

                                ECONOMIC FORECAST

         The Revenue Estimating Conference incorporates a range of economic forecasts and economic information in making revenue estimates. During its May 1998 meeting, forecasts were presented by Data Resources, Inc. (DRI), Regional Financial Associates (RFA), and The New England Economic Project (NEEP). Current employment and labor force trends were also presented by the Department of Labor and Training.

         RFA, DRI, and NEEP all forecast that economic growth will continue throughout fiscal year 1999, albeit at a more moderate pace.

EMPLOYMENT

         There was some disparity among the economists with respect to the employment forecast. In fiscal year 1998, growth was anticipated in the range of
1.6 percent to 1.9 percent, and fiscal year 1999, growth is expected to fall in the range of 1.0 percent to 1.4 percent. The disparity may be partially explained by problems in data sampling.

         Benchmark revisions for fiscal year 1997 resulted in annual employment growth of 1.7 percent, versus the preliminary figure 1.0 percent. RFA revised its 1998 nonfarm employment growth from 0.6 percent in November, to 1.9 percent in May.

PERSONAL INCOME

         Personal income growth rates vary from 4.8 percent to 5.1 percent in fiscal year 1998, and 4.1 percent to 5.5 percent in fiscal year 1999. Personal income tax receipts have increased dramatically due to continued strength in financial markets.

WAGE AND SALARY INCOME

         A fairly wide range of forecasts was present in wage and salary growth estimates, from 5.2 percent to 6.1 percent in fiscal year 1998, and 4.7 percent to 6.4 percent in fiscal year 1999. This disparity also contributes to the differential in estimated personal income growth. The more optimistic outlook may reflect the theory that high wage earners are realizing greater salary gains, as well as larger and more frequent bonuses. The dramatic rise in wage and salary income since 1996 further indicates that Rhode Island away from low-paying manufacturing employment toward higher paying services employment.


                     GENERAL FUND REVENUES AND EXPENDITURES

         The State draws nearly all of its revenue from a series of non-property related taxes and excises, principally the personal income tax and general retail sales and use tax, from federal assistance payments and grants-in-aid and from earnings and receipts from certain State-operated programs and facilities. The State additionally derives revenue from a variety of special purpose fees and charges which must be used for specific purposes as required by State law.

MAJOR SOURCES OF STATE REVENUE

         TAX REVENUES. Approximately 67.6 percent of all taxes and departmental receipts in fiscal year 1997 were derived from the Rhode Island personal income tax and the sales and use tax. They constituted 60.8 percent of all general revenues.

         PERSONAL INCOME TAX. State law provides for a personal income tax on residents and non-residents (including estates and trusts) equal to a percentage of the federal income tax liability attributable to the taxpayer's Rhode Island income. Effective with the passage of Chapter 6 of the 1991 Rhode Island Public Laws, the State rate became 27.5 percent of the taxpayer's federal income tax liability for the period January 1, 1991 and thereafter. However, Article 30 of the 1993 Appropriations Act provided for a second tier rate of 32.0 percent on the amount of a taxpayer's federal tax liability which is in excess of fifteen thousand dollars. This provision remained in effect through tax year 1993, although the Tax Administrator, using his authority to adjust rates (as described below), modified the second tier rates in October 1993. This was done to offset the effects of changes in federal tax law contained in the Omnibus Budget Reconciliation Act of 1993 (H.R. 2264).

         A resident's Rhode Island taxable income is equal to his or her federal income, subject to specified modifications. A non-resident's Rhode Island income is equal to such non-resident's income less deductions (including such taxpayer's share of the income and deductions of any partnership, trust, estate, electing small business corporations, or domestic international sales corporation), subject to specified modifications which are included in computing his or her federal adjusted gross income and are derived from or connected with any property located or deemed to be located in the State and any income producing activity or occupation carried on in the State. Although the law provides for certain adjustments to be made to federal taxable income to arrive at the Rhode Island income of residents and non-residents, the Rhode Island personal income tax essentially "piggy-backs" federal income tax law and thus is affected by any modifications to the federal tax base. The fiscal year 1997 Appropriations Act, however, provided that new federal credits enacted after January 1, 1996 shall not be allowed as a deduction when computing the state tax. Current law allows the Tax Administrator to modify income tax rates as necessary when the Assembly is not in session to adjust for federal tax law changes to ensure maintenance of the revenue base upon which appropriations are made. The fiscal year 1998 Appropriations Act reduced the personal income tax rate from 27.5 percent of federal liability to 27.0 percent, effective January 1, 1998, and from 27.0 percent to 26.5 percent effective January 1, 1999. It also increased the Investment Tax Credit from 4.0 percent to 10.0 percent, and increased the Research and Development Tax Credit from 5.0 percent to 22.5 percent effective January 1, 1998. The Rhode Island personal income tax accounted for approximately 34.3 percent of the State's fiscal year 1997 general revenues.

         SALES AND USE TAX. The State assesses a tax on all retail sales, subject to certain exceptions, and on hotel and other public accommodation rentals, as well as upon the storage, use or other consumption of tangible personal property in the State. The sales and use tax is imposed upon the retailer at the rate of 7.0 percent of the gross receipts from taxable sales. Included as major exemptions from the tax are: (a) food (excluding food sold by restaurants, drive-ins or other eating places) for human consumption off the premises of the retailer; (b) clothing; (c) medicines sold on prescription; (d) fuel used in the heating of homes and residential premises; (e) property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production;
(h) tools, dies and molds and machinery and equipment (including replacement parts thereof) used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (i) sales of air and water pollution control equipment for installation pursuant to an order by the State Director of Environmental Management; and (j) sales of boats or vessels.

         The fiscal year 1991 Reissuance of Appropriations Act, Article 4, provided that the sales tax rate would remain at 7.0 percent for the period commencing July 1, 1990. In addition, subject to annual appropriation by the General Assembly, the Rhode Island Depositors Economic Protection Corporation Act dedicated one-half cent of the total levy per dollar to "...be utilized to pay the debt service of the corporation and otherwise effectuate the purposes of the corporation" effective July 1, 1991. Legislation enacted by the 1992 Assembly increased the dedication under the Rhode Island Depositors Economic Protection Corporation Act from one-half to six-tenths of one cent, exclusive of any receipts resulting from any expansion of the coverage in sale and use taxes through legislation enacted subsequent to February 1, 1992.

         The sales and use tax accounted for approximately 26.5 percent of the State's fiscal year 1997 general revenues.

         BUSINESS CORPORATION TAX. The business corporation tax is imposed on corporations deriving income from sources within the State or engaging in activities for the purpose of profit or gain. Article 20 of the 1990 Budget as amended set a rate of 9.0 percent effective July 1, 1989. In addition, Chapter 27 of the Rhode Island Public Laws of 1990 requires that two installments of the Business Corporation Tax shall be paid in advance, based upon the estimated tax declared for taxable years ending December 31, 1990 or thereafter. Passage of the fiscal year 1991 Reissuance of Appropriations Act provided for a surtax of
11.0 percent on the amount otherwise due for corporations whose taxable year ends on or after March 31, 1991 and before January 1, 1993.

         The Corporation tax was amended in 1993 to change the carry-back, carry-forward provisions from 3 years back, 15 years forward to five years forward. In addition, the minimum business or franchise tax was raised from $100 to $250. Two reductions to the business corporation tax were enacted as part of the fiscal year 1994 Budget; the first repealed the 11.0 percent surtax for corporations whose taxable years begin on or after January 1, 1994 (an extension to January 1, 1997 was enacted in 1993), and the second doubled the Investment Tax Credit from two to four percent for investments made beginning January 1, 1994. The fiscal year 1998 Appropriation Act modified taxes due under the Business Corporations Tax by providing for enhanced credits. Specifically, the budget provided for an increase in the Investment Tax Credit from 4.0 percent to
10.0 percent for machinery and equipment expenditures and increased the Research and Development Tax Credit for qualified research expenses from 5.0 percent to
22.5 percent, both effective January 1, 1998.

         Corporations dealing in securities on their own behalf, whose gross receipts from such activities amount to at least 90.0 percent of their total gross receipts, have been exempt from the net worth computation but are required to pay the 9.0 percent income tax. Regulated investment companies and real estate investment trusts and personal holding companies pay a tax at the rate of 10(cent) per $100 of gross income or $100, whichever is greater. Such corporate security dealers, investment companies, investment trusts and personal holding companies are allowed to deduct from net income 50.0 percent of the excess of capital gains over capital losses realized during the taxable year when computing the tax.


         HEALTH CARE PROVIDER ASSESSMENT. The 1992 Legislature enacted a health care provider assessment on residential facilities for the mentally retarded in the fiscal year 1992 Supplemental Budget Bill. This was a medicaid provider specific tax levy of 25.0 percent on gross revenues on community residences for the mentally retarded. That assessment fell within the guidelines of the federal legislation enacted in November of 1991 concerning medicaid provider specific taxes. In mid-September 1994, the levy dropped to 6.0 percent because of new federal limitations on reimbursements for this tax.

         The Legislature also enacted a 2.75 percent tax on gross revenues for nursing homes and a 1.50 percent tax on gross revenues from free-standing medicaid facilities not associated with hospitals as part of the fiscal year 1993 budget. This tax was scheduled to end September 30, 1995; however, the fiscal year 1996 Appropriations Act extended the tax on nursing facilities to September 30, 1997 and raised the rate to 3.75 percent effective October 1, 1995. The fiscal year 1998 Budget provided for elimination of the previously enacted sunset date and made the tax permanent.

         TAXES ON PUBLIC SERVICE CORPORATIONS. A tax ranging from 1.25 percent to 8.0 percent of gross earnings is assessed annually against any corporation enumerated in Title 44, Chapter 13 of the General Laws, incorporated under the laws of the State or doing business in Rhode Island. In the case of corporations whose principal business is manufacturing, selling or distributing currents of electricity, the rate of tax imposed is 4.0 percent. For those corporations manufacturing, selling or distributing illuminating or heating gas, the rate of tax imposed is 3.0 percent of gross earnings. Corporations providing telecommunications services were assessed at the rate of 6.0 percent, until July 1, 1997, at which time the rate was reduced to 5.0 percent. However, 100.0 percent of the amounts paid by a corporation to another corporation for connecting fees, switching charges and carrier access charges are excluded from the gross earnings of the paying company. The minimum tax payable is $100. The tangible personal property within the State of telegraph, cable, and telephone corporations used exclusively for the corporate business, is exempt from taxation, subject to certain exceptions.

         Article 14 of the fiscal year 1995 Appropriations Act prescribed a phase out of the portion of the public service corporations tax imposed on energy used in manufacturing effective July 1, 1994. The tax on electricity was lowered one percent for four years, and was fully eliminated on July 1, 1997. The article contained provisions to ensure that the tax savings would be passed on directly to manufacturers.

         TAX ON INSURANCE COMPANIES. Each insurance company transacting business in Rhode Island must file a return each year on or before March 1 and pay a tax of 2.0 percent of its gross premiums. These are premiums on insurance contracts written during the preceding calendar year on Rhode Island businesses. The same tax applies to an out-of-state insurance company, but the tax cannot be less than that which would be levied by the State or foreign country on a similar Rhode Island insurance company or its agent doing business to the same extent there. Effective December 31, 1989, premiums from marine insurance issued in Rhode Island became exempt from the tax on gross premiums. The fiscal year 1998 Appropriations Act provided for an increase in the investment tax credit for insurance companies from 4.0 percent to 10.0 percent for machinery and equipment expenditures effective January 1, 1998.

         Insurance and surety companies are exempt from the business corporation tax and annual franchise tax, but they are subject to provisions concerning any estimated taxes which may be due. Through the provisions of Article 33 of the fiscal year 1990 Appropriations Act, surplus line brokers were included under the statutes relative to estimated taxes.

         TAX ON BANKING INSTITUTIONS-EXCISE TAX. For the privilege of existing as a banking institution during any part of the year, each State bank, trust company, or loan and investment company in the State must annually pay an excise tax measured by (1) 9.0 percent of its net income of the preceding year, or (2) $2.50 per $10,000 or a fraction thereof of its authorized capital stock as of the last day of the preceding calendar year. The tax payable is the higher of the two. A national bank within the State must only pay the excise tax measured by option (1) above. The minimum tax payable is $100. Mutual savings banks and building and loan associations are subject to tax, effective January 1, 1998. The fiscal year 1998 Appropriations Act provided for an increase in the investment tax credit for banking institutions from 4.0 percent to 10.0 percent for machinery and equipment expenditures effective January 1, 1998.

         TAX ON BANKING INSTITUTIONS-INTEREST BEARING DEPOSITS. Chapter 410 of the Public Laws of 1986 established current tax rates on banking institutions. For institutions with over $150 million in deposits, the rate was .0695(cent) on each one hundred dollars ($100) of deposits. For institutions with $150 million or less in deposits, the rate was .0625(cent) on each one hundred dollars ($100). Under Article 29 of the fiscal year 1993 Appropriations Act, the tax rates applied to credit unions were set equal to those levied on other banking institutions and the tax is applied to average daily deposits held for the full calendar year for all types of banking institutions. Article 34 of the fiscal year 1996 Appropriations Act reduces the rates on banking institutions with over $150 million in deposits to .0348 cents on each one hundred dollars of deposits and .0313 cents on each one hundred dollars of deposits for those institutions with less than $150 million in deposits for the calendar year. The rate was set to zero beginning January 1, 1998 and thereafter. The deposits base includes all but that percentage equivalent to total assets as are invested in obligations of the United States and excludes those deposits of a branch or office located outside the State of Rhode Island or those of an international banking facility of any banking institution. The fiscal year 1996 Appropriations Act eliminated certain exclusions relative to the tax on credit unions effective January 1, 1996, but did not make changes relative to the rate of tax.

         Chapter 15 of the 1992 Rhode Island Public Laws changed the timing of the estimated payments. The legislation placed the bank deposit tax on the same calendar basis as the other business taxes.

         ESTATE TAX. For decedents who died before January 1, 1986, a tax was assessed on each decedent's estate at rates ranging from 2.0 percent to 9.0 percent of the net estate depending on its value. The exemption for all estates is $25,000, and the marital deduction is $175,000. An orphan's deduction is allowed similar to the deduction allowed under federal law.

         Current law, established under the provisions of the 1991 Appropriations Act, provides for the phasing out of the estate tax, with the minimum tax set equal to the maximum credit allowable under federal estate tax law. Rates are equal to 40 percent of the tax otherwise payable for estates of decedents whose deaths occurred on or after June 1, 1990 and prior to January 1, 1992. For decedents whose deaths occurred on or after January 1, 1992, the estate tax equaled the maximum credit allowable under federal estate tax law, providing for the full implementation of the phase out. The time period for filing a return was reduced from ten to nine months under this legislation.

         CIGARETTE TAX. Article 17 of the 1990 Appropriations Act established rates equal to 18.5 mills per cigarette (37 cents per package of 20) effective on June 29, 1989. The fiscal year 1994 Budget increased the rate from 18.5 mills per cigarette to 22.0 mills per cigarette (from 37 cents to 44 cents per package of 20 cigarettes) and to 56 cents per pack, effective July 1, 1994. The fiscal year 1996 Appropriations Act increased the tax by five cents to 61 cents per pack effective July 1, 1995. Article 12 of the fiscal year 1998 Appropriations Act raised the tax by 10 cents to 71 cents per pack effective July 1, 1997.

         GASOLINE TAX. The tax is due and is not refundable on the sale of all fuels used or suitable for operating internal combustion engines other than fuel used: (a) for commercial fishing and other marine purposes other than operating pleasure craft; (b) in engines, tractors, or motor vehicles not registered for use or used on public highways by lumbermen, water well drillers and farmers;
(c) for the operation of airplanes; (d) by manufacturers who use diesel engine fuel for the manufacture of power and who use fuels other than gasoline and diesel engine fuel as industrial raw material; and (e) for municipalities and sewer commissions using fuel in the operation of vehicles not registered for use on public highways.


         Chapter 6 of the 1991 Rhode Island Public Laws modified the gasoline tax floor from 18 cents per gallon to 23 cents per gallon, effective upon passage. In addition, the minimum tax under the gasoline excise component was changed from two to three cents per gallon for a total gasoline tax floor of 26 cents per gallon upon passage of the Act.


         The fiscal year 1993 Budget increased the dedicated portion of gas tax receipts to the Highway Reconstruction and Repair account from five cents to seven cents and from zero to three cents to the Rhode Island Public Transit Authority (RIPTA). The 1994 Appropriations Act raised the gasoline tax of 28 cents per gallon, an increase of 2 cents. One cent continues to be deposited as general revenue through June 30, 1998, and the remaining 27 cents were deposited in the Intermodal Surface Transportation Fund (ISTF). ISTF funds were distributed to RIPTA (3 cents), Elderly and Handicapped Transportation (1 cent), and the General Revenue Fund (10 cents), with the remainder used to finance the Department of Transportation (13 cents). The fiscal year 1996 Appropriations Act decreased the portion of the tax deposited in General Revenue by one cent (to 9 cents), and reallocated that portion to the Department of Transportation. The fiscal year 1998 Appropriations Act again modified the distribution of ISTF receipts. The share of the gasoline tax transferred to the general fund decreased by 2 cents (to 7 cents), thereby increasing the Department of Transportation share by 2 cents (to 16 cents). The fiscal year 1999 Appropriations Act requires that the full 28 cents of the gas tax be deposited in the ISTF, and again modified the distribution. Beginning in fiscal year 1999, the tax is allocated as follows: Department of Elderly Affairs (1 cent), RIPTA (5 cents), Department of Transportation (17.5 cents), and Transfer to General Fund (4.5 cents). In fiscal year 2000 and each year thereafter, the portion allocated for transfer to the general fund will decrease by one cent and will be dedicated to the Department of Transportation until the entire gas tax is dedicated to transportation purposes.


         OTHER TAXES. In addition to the above described taxes, the State imposes various fees, taxes and excises for the registration of domestic and foreign corporations, the sale of liquor and other alcoholic beverages, the registration of motor vehicles and the operation of pari-mutuel betting.

         DEPARTMENTAL REVENUES. The largest category of departmental earnings is the group defined as licenses and fees, due largely to the assessment of the hospital licensing fee, which was intended to be a one year fee that yielded $77.3 million in fiscal year 1995. The fiscal year 1996 Appropriations Act extended the fee one year but at a lower rate generating $37.5 million. The fiscal year 1997 Appropriations Act extended the fee for an additional year at the same rate of 2.2 percent, yielding $37.5 million. The fiscal year 1998 Appropriations Act also extended the fee for an additional year and imposed a rate of 2.0 percent, which yielded $37.4 million. The fiscal year 1999 Appropriations Act again extends the fee for one year, at the current rate of
2.0 percent of gross patient receipts.

         The second largest category of revenue is sales and services, which includes disproportionate share revenues. Other departmental revenues include various miscellaneous receipts such as investment earnings on General Fund balances.

         RESTRICTED RECEIPTS. In fiscal year 1997, the State received a total of $90.1 million in restricted receipts excluding transfers into the General Fund. These reflect various specialized fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under State law to offset State expenditures for the program under which such receipts are derived. Of the total restricted receipts received in fiscal year 1997, the most significant revenues reflected the dedication of sales tax revenues to the Depositors Economic Protection Corporation (DEPCO) totaling $45.9 million in cash receipts. The fiscal year 1998 Appropriations Act provided for the transfer of $15.0 million of DEPCO restricted receipts to general revenue. In fiscal year 1999, and thereafter, all monies dedicated to DEPCO will be utilized to accelerate the defeasance of DEPCO debt.

         OTHER SOURCES. The largest component of Other Sources is the transfer from the State Lottery. The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery Commission from sales of lottery tickets and license fees. The monies in the fund are allocated for:
(1) establishing a prize fund from which payments of the prize are disbursed to holders of winning lottery tickets, the total of which prize payments equals, as nearly as practicable, 45 percent of the total revenue accruing from the sale of lottery tickets; (2) payment of expenses incurred by the Commission in the operation of State lotteries; and (3) payment to the State's General Fund of all revenues remaining in the State Lottery Fund, provided that the amount to be transferred into the General Fund must equal not less than 30 percent of the total revenue received and accrued from the sale of lottery tickets plus any other income earned from the lottery. The fiscal year 1996 Appropriations Act increased the percentage of video lottery terminal receipts which are transferred to the General Fund and increased the payout to keno game players, which has increased lottery income. Lottery transfers to the general fund totaled $100.0 million in fiscal year 1997.

         The second largest single component of Other Sources is the gas tax transfer from the Intermodal Surface Transportation Fund. Gasoline tax recipients not dedicated for use by transportation agencies become available to the general fund. This amounted to $37.7 million in fiscal year 1997.

         The Unclaimed Property Transfer reflects funds which have escheated to the State. They include unclaimed items such as bank deposits, funds held by life insurance companies, deposits and refunds held by utilities, dividends and property held by courts and public agencies. The escheated funds are deposited by the General Treasurer in the general fund, with deductions made for administrative costs. Unclaimed property transfers totaled $5.0 million in fiscal year 1997.

         Other Miscellaneous Sources in fiscal year 1997 totaled $40.8 million. This includes $15.8 million from DEPCO, $5.5 million from the Underground Storage Tank Fund, $4.5 million of interest earnings, and $5.0 million of health insurance settlements. In fiscal year 1998 and fiscal year 1999, $34.8 million and $20.7 million are estimated.

         FEDERAL RECEIPTS. In fiscal year 1997, the State collected receipts of $922.4 million from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.

         Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50 percent matching expenditure to in-kind contributions. The largest categories of federal grants and reimbursements are made for medical assistance payments for the indigent (Title XIX) and Temporary Assistance to Needy Families (TANF). The federal participatory rates for Title XIX are recalculated annually, and the major determinant in the rate calculation is the relative wealth of the State. The federal match rate is 53.4 percent as of October 1, 1997. Effective in fiscal year 1997, TANF funds are block grants; state eligibility is conditional on maintenance of effort expenditure floors.

                                REVENUE ESTIMATES

         Revenue estimates are predicated upon the May Revenue Estimating conference, as well as changes to general revenues reflected in the fiscal year 1998 budget plan adopted by the Legislature on April 2, 1998 and the fiscal year 1999 Appropriations Act. This is a revision of 3.4 percent to the November estimate. The estimate includes adjustments adopted by the Revenue Estimating Conference and changes included in the fiscal year 1998 budget plan adopted by the Legislature for 1998.

FISCAL YEAR 1998 REVENUE ESTIMATE

         The fiscal year 1998 estimate was revised upward by $64.3 million over the estimate adopted by the November Revenue Estimating Conference. This is a revision of 3.4 percent to the November estimate. The estimate includes adjustments adopted by the Revenue Estimating Conference and changes included in the fiscal year 1998 budget plan adopted by the Legislature for 1998.

         The largest revision was $43.9 million in personal income taxes over the enacted estimate. The revisions to the enacted estimate were: $22.2 million increase in estimated payments, $16.9 million increase in final payments, $6.8 million increase in refunds, and a $11.4 million increase in withholding payments. The Conference adopted estimated payments of $163.7 million, growth of
24.9 percent over fiscal year 1997, reflecting market activity. The 28.5 percent increase in final payments appears to also reflect that activity. Refunds are estimated to be 5.8 percent greater than fiscal year 1997. Withholding growth is estimated at 6.9 percent.

         Total general business taxes estimates were $5.4 million less than the November estimate. Gains in corporate income tax ($1.1 million), Franchise Taxes ($0.4 million), Taxes on insurance companies ($8.6 million), and bank deposits taxes ($0.2 million), partially offset reductions in Public Utilities Gross Earnings Taxes ($2.6 million), Taxes on Financial Institutions ($12.6 million and the Health Care Provider Tax ($0.5 million).

         Estimated sales tax revenues of $527.0 million reflects 7.7 percent growth over fiscal year 1997 receipts. The estimate is $11.0 million over the November estimate. Other major changes in the Sales and Use Tax category include increases in Motor Vehicle Taxes ($1.8 million) and Cigarettes ($0.8 million).

         Other adjustments include: an increase of $0.8 million in inheritance taxes; an upward revision of $6.8 million for departmental earnings; and a $4.0 million decrease to lottery revenues. The lottery estimate change includes a $2.8 million decrease to the video lottery terminal estimate, a decrease of $1.8 million to the enacted estimate for games, and a $0.6 million increase to the KENO estimate.

         The Legislature's revised budget plan resulted in an adjustment of negative $0.9 million to fiscal year 1998 departmental revenues.

FISCAL YEAR 1999 REVENUE ESTIMATE

         The largest source of fiscal year 1999 general revenue is the personal income tax, with estimated receipts of $731.1 million composing 37.1 percent of the total. While collections in this component have been reduced significantly by 1997 tax law changes, growth of 1.5 percent is still anticipated. Adjusted for these changes, fiscal year 1999 growth equals 4.3 percent.

         Sales Tax collections are expected to total $548.0 million in fiscal year 1999. The fiscal year 1999 estimate anticipates 4.0 percent annual growth, and composes 27.8 percent of total general revenues.

         Other sources of "Sales and Use" taxes are expected to vary slightly in the budget year. Since the Appropriations Act dedicates the full gas tax to ISTF, the motor fuel tax will realize a loss of $4.5 million, but the gas tax transfer in "Other Sources" will increase by the same amount subject to other changes in ISTF allocation. Cigarette Tax collections are expected to realize a loss of $1.1 million, or negative 1.7 percent, for an annual total of $65.0 million. Motor Vehicle and Alcohol Tax collections are expected to remain at fiscal year 1998 levels.

         The General Business Taxes, which represent 10.5 percent of total collections, are expected to increase slightly in fiscal year 1999. The Business Corporations Tax is expected to decline by approximately 2.0 percent as a result of tax cuts and other adjustments, for a total of $65.6 million in revenues. The Franchise and Bank Deposits Taxes are expected to remain flat in fiscal year 1999, while the Public Utilities Gross Earnings Tax revenues are expected to decrease by 1.6 percent, with total collections of $60.0 million. The Financial Institutions account should rebound in fiscal year 1999, with total revenues reaching $7.0 million. The Health Care Provider Assessment is expected to increase by 3.4 percent to $24.0 million, keeping in line with forecast inflation.

         Inheritance and Gift Taxes are expected to decline by $3.0 million, (negative 16.7 percent) in fiscal year 1999. The anticipated loss is attributable to the Taxpayer Relief Act provisions which will alter the taxable estate criteria beginning January 1, 1998, and which will likely have the greatest incremental effect in fiscal year 1999, due to tax return filing requirements.

         The Hospital Licensing Fee enacted by the 1997 General Assembly expires on June 30, 1998. The fiscal year 1999 Appropriations Act extends the fee, and includes $37.4 million in fiscal year 1999 General Revenues.

         A reduction in "Other Sources" is explained by a smaller portion of the Gas Tax being transferred to General Revenue, as well as significant reductions in "Other Miscellaneous Revenues". The fiscal year 1999 Appropriations Act allocated the full gas tax to the ISTF with 5 cents dedicated to RIPTA, 1 cent to Elderly Affairs, 17.5 cents to transportation, and the remaining 4.5 cents to the General Fund.

         The fiscal year 1999 Appropriations Act also transfers $4.0 million from the Resource Recovery Fund to General Revenue.

                                  INDEBTEDNESS

         Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes; bonds and notes guaranteed by the State; and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority. However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Port Authority and Economic Development Corporation, now known as the Rhode Island Economic Development Corporation, Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State's lease agreements with the Convention Center Authority and the Resource Recovery Corporation, are not subject to this limitation.

         DIRECT DEBT. Direct debt is authorized by the voters as general obligation bonds and notes. As of June 30, 1998, the State had $770.7 million of bonds outstanding and $276,347,926 of authorized but unissued direct debt.

         GUARANTEED DEBT. Guaranteed debt of the State includes bonds and notes issued by, or on behalf of certain agencies, commissions, and authorities created by the General Assembly and charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. These include the Blackstone Valley District Commission, the Rhode Island Turnpike and Bridge Authority, and the Narragansett Bay Water Quality Management District Commission. As of June 30, 1997, these entities had bonds outstanding of $54,973,749 and $1,514,000 of authorized but unissued debt.

         FREE SURPLUS. State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.

         The State is required to enact and maintain a balanced budget. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e., taxes, fines, fees, licenses, etc.) will be required and/or certain of the expenditure controls will be put into effect. A combination of these measures will be utilized by the State in order to maintain a balanced budget.

                                   LITIGATION

         The State, its officers and employees are defendants in numerous lawsuits. With respect to any such litigation, State officials are of the opinion that the lawsuits are not likely to result either individually or in the aggregate in final judgments against the State which would materially affect its financial position. However, the following case should be noted. In Case No. 97-329-Appeal Capital Properties, Inc. ("CPI") v. State of Rhode Island, the Rhode Island Supreme Court issued an order on April 17, 1998 affirming a judgment in favor of CPI against the State for $6,100,949 plus interest and costs. With interest, the judgment totals in excess of $11,200,000 with interest accruing in an amount in excess of $3,500 per day.

         The judgment arises out of a condemnation of land of CPI by the State in 1987. The State contends there are contractual obligations among the State, CPI and the City of Providence, Rhode Island which relieve the State of the obligation to pay the judgment in the case. The State's position is that the City of Providence and the State agreed to bear equally any judgment entered in favor of CPI, and that CPI moreover agreed it would forego enforcement of any judgment against the State in exchange for the State's conveyance to CPI of land designated as "Parcel 9." Parcel 9 has been previously conveyed by the State to CPI. Accordingly, it is the position of the State that the applicable contractual provisions preclude enforcement of the judgment against the State. The appeal was remanded by the Rhode Island Supreme Court to the Superior Court without prejudice to any party seeking to enforce any contractual obligations that may be implicated by enforcement of the judgment against the State. CPI is currently seeking a Writ of Mandamus against the State requiring immediate payment of the judgment. The State has also recently brought a suit against CPI and the City of Providence seeking a court order acknowledging that the State has already paid one-half the judgment to CPI and that the other half is the responsibility of the City.

         The State intends to oppose vigorously any enforcement of the judgment. There are, however, no assurances the State will prevail. If the State fails to prevail, resources of the State will have to be identified to satisfy this judgment. No monies are currently budgeted to pay the judgment.

                                   APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS1/


         The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), and Fitch IBCA, Inc. ("Fitch IBCA") represent their opinions as to the quality of various debt securities, and are not absolute standards of quality. Debt securities with the same maturity, coupon and rating may have different yields, while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                            FOUR HIGHEST BOND RATINGS

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investments attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA Bonds which are rated Baa are considered as medium grade obligations, since they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any greater length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

----------------------
         1/As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

         Note: Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes are designated by the symbols Aa1, A1 and Baa1.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                            FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is still strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF FITCH IBCA, INC.'S
               FOUR HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS

         When assigning ratings, Fitch IBCA considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

         Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term category.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run.

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

                  Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                       RATINGS OF TAX-EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                        DESCRIPTION OF FITCH IBCA, INC.'S
               TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                       TWO HIGHEST SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually short-term senior debt obligations having an original maturity not in excess of one year.

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                      TWO HIGHEST COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligations is still strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                   APPENDIX C

                            TAXABLE EQUIVALENT YIELDS

--------------------------------------------------------------------------------

These tables show the yield investors need to achieve from a taxable investment to equal the yield from a tax-exempt investment. These tables do not predict the yield of any Fund. They are accurate as of August 20, 1998.

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FEDERAL
Equivalent yields:  Tax-exempt versus taxable securities

                               1997
     Taxable Income           Federal
----------------------------  Marginal
  Single            Joint       Rate      4.0%     4.5%     5.0%     5.5%    6.0%     6.5%     7.0%     7.5%     8.0%
------------    ------------  -------   -------- -------- -------- ------- -------- -------- -------- -------- -------
    $0-24,000      $0-40,100    15.00%    4.71%    5.29%    5.88%    6.47%   7.06%`   7.65%    8.24%    8.82%    9.41%
  24,001-58,150  40,101-96,900  28.00%    5.56%    6.25%    6.94%    7.64%   8.33%    9.03%    9.72%   10.42%   11.11%
 58,151-121,300 96,901-147,700  31.00%    5.80%    6.52%    7.25%    7.97%   8.70%    9.42%   10.14%   10.87%   11.59%
121,301-263,750 147,701-263,750 36.00%    6.25%    7.03%    7.81%    8.59%   9.38%   10.16%   10.94%   11.72%   12.50%
  over 263,750   over 263,750   39.60%    6.62%    7.45%    8.28%    9.11%   9.93%   10.76%   11.59%   12.42%   13.25%
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CONNECTICUT
Equivalent yields:  Tax-exempt versus taxable securities

                                                  1997
                                                Combined
         Taxable Income*                       Connecticut          A Connecticut Tax-Exempt Income Fund Yield of:
------------------------------- State  Federal and Federal  ----------------------------------------------------------------
     Single           Joint     Rate**   Rate  TaxBracket*** 4.0%  4.5%   5.0%   5.5%  6.0%    6.5%   7.0%    7.5%    8.0%
--------------- --------------- ------ ------- -----------  ----- ------ ------ ----- ------- ------ ------- ------- -------
   $0-6,250        $0-12,500    3.00%   15.00%   17.55%      4.85% 5.46%  6.06%  6.67% 7.28%   7.88%  8.49%   9.10%   9.70%
 6,251-24,650    12,501-41,200  4.50%   15.00%   18.83%      4.93% 5.54%  6.16%  6.78% 7.39%   8.01%  8.62%   9.24%   9.86%
 24,651-59,750   41,201-99,600  4.50%   28.00%   31.24%      5.82% 6.54%  7.27%  8.00% 8.73%   9.45% 10.18%  10.91%  11.63%
 59,751-124,650 99,601-151,750  4.50%   31.00%   34.11%      6.07% 6.83%  7.59%  8.35% 9.11%   9.86% 10.62%  11.38%  12.14%
124,651-271,050 151,751-271,050 4.50%   36.00%   38.88%      6.54% 7.36%  8.18%  9.00% 9.82%  10.63% 11.45%  12.27%  13.09%
 over 271,050     over 271,050  4.50%   39.60%   42.32%      6.93% 7.80%  8.67%  9.54%10.40%  11.27% 12.14%  13.00%  13.87%

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Connecticut Personal Income Tax law, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions and other items.
** The Connecticut credits have not been included in the calculation of the state rates. A credit between 1% and 75% is automatically allowed for single taxpayers with a CT adjusted gross income ranging from $12,000 to $52,500. A credit between 1% and 75% is automatically allowed for married filing joint taxpayers with CT adjusted gross income ranging from $24,000 to $100,500.
*** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1997, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.

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                                      -2-
FLORIDA
Equivalent yields: Tax-exempt versus taxable securities


                                   1997
                                 Combined
         Taxable Income*          Florida                A Tax-Exempt Income Fund Yield of:
------------------------------- and Federal     ------------------------------------------------------------
     Single          Joint      Tax Bracket**     4.0%     4.5%     5.0%    5.5%     6.0%     6.5%     7.0%
--------------- --------------- -------------   -------- -------- ------- -------- -------- -------- -------
    $0-24,000     $0-40,100         15.00%        4.71%    5.29%    5.88%   6.47%    7.06%`   7.65%    8.24%
 24,001-58,150  40,101-96,900       28.00%        5.56%    6.25%    6.94%   7.64%    8.33%    9.03%    9.72%
 58,151-121,300 96,901-147,700      31.00%        5.80%    6.52%    7.25%   7.97%    8.70%    9.42%   10.14%
121,301-263,750 147,701-263,750     36.00%        6.25%    7.03%    7.81%   8.59%    9.38%   10.16%   10.94%
 over 263,750     over 263,750      39.60%        6.62%    7.45%    8.28%   9.11%    9.93%   10.76%   11.59%

 * This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Florida Personal Income Tax law; however, Florida taxable income may differ due to differences in exemptions, itemized deductions and other items.
** For federal tax purposes these combined rates reflect the applicable marginal rates for 1997, including indexing for inflation. These rates include the effect of deducting state taxes on your federal return.

--------------------------------------------------------------------------------


MASSACHUSETTS
Equivalent yields: Tax-exempt versus taxable securities

                                                     1997
                                                   Combined            A Massachusetts Tax-Exempt
         Taxable Income*                         Massachusetts           Income Fund Yield of:
-------------------------------  State  Federal  and Federal   ----------------------------------------
     Single          Joint        Rate    Rate   Tax Bracket**  4.0%   5.0%     6.0%    7.0%     8.0%
--------------- --------------- ------- -------- ------------- ------ -------- ------- -------- -------
   $0-24,000      $0-40,100      12.00%  15.00%    25.20%       5.35%  6.68%    8.02%   9.36%   10.70%
 24,001-58,150  40,101-96,900    12.00%  28.00%    36.64%       6.31%  7.89%    9.47%  11.05%   12.63%
 58,151-121,300 96,901-147,700   12.00%  31.00%    39.28%       6.59%  8.23%    9.88%  11.53%   13.18%
121,301-263,750 147,701-263,750  12.00%  36.00%    43.68%       7.10%  8.88%   10.65%  12.43%   14.20%
  over 263,750   over 263,750    12.00%  39.60%    46.85%       7.53%  9.41%   11.29%  13.17%   15.05%

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Massachusetts Personal Income Tax law, however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions and other items.
** For federal tax purposes these combined rates reflect the applicable marginal rates for 1997, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.

                                      -3-
--------------------------------------------------------------------------------
RHODE ISLAND
Equivalent yields: Tax-exempt versus taxable securities


                                               1997
                                             Combined
                                               Rhode
                                              Island
                                                and
          Taxable Income*                     Federal                  A Rhode Island Tax-Exempt Income Fund Yield of:
------------------------------- State Federal   Tax      ----------------------------------------------------------------------
    Single           Joint       Rate   Rate  Bracket**    4.0%   4.5%    5.0%  5.5%     6.0%    6.5%     7.0%    7.5%    8.0%
--------------- --------------- ------ ------ ---------- ------ ------  ------ ------- ------- -------   ------ ------- -------
  $0-24,000       $0-40,100      4.13% 15.00%   18.51%    4.91%  5.52%   6.14%  6.75%    7.36%   7.98%    8.59%   9.20%   9.82%
 24,001-58,150  40,101-96,900    7.70% 28.00%   33.54%    6.02%  6.77%   7.52%  8.28%    9.03%   9.78%   10.53%  11.29%  12.04%
 58,151-121,300 96,901-147,700   8.53% 31.00%   36.88%    6.34%  7.13%   7.92%  8.71%    9.51%  10.30%   11.09%  11.88%  12.67%
121,301-263,750 147,701-263,750  9.90% 36.00%   42.34%    6.94%  7.80%   8.67%  9.54%   10.41%  11.27%   12.14%  13.01%  13.87%
  over 263,750    over 263,750  10.89% 39.60%   46.18%    7.43%  8.36%   9.29%  10.22%  11.15%  12.08%   13.01%  13.93%  14.86%


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income defined in the Internal Revenue Code is the same as under the Rhode Island Personal Income Tax law, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions, and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1997, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.

BOSTON 1784 FUNDS[SERVICE MARK]

BOSTON 1784 TAX-FREE MONEY MARKET FUND
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
BOSTON 1784 PRIME MONEY MARKET FUND
BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND
BOSTON 1784 SHORT-TERM INCOME FUND
BOSTON 1784 INCOME FUND
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
BOSTON 1784 ASSET ALLOCATION FUND
BOSTON 1784 GROWTH AND INCOME FUND
BOSTON 1784 GROWTH FUND
BOSTON 1784 INTERNATIONAL EQUITY FUND














STATEMENT OF ADDITIONAL INFORMATION



September 15, 1998


----------------------------------------------------

Boston 1784 Funds[SERVICE MARK]:
[Bullet] are not insured by the FDIC or any other governmental agency; [Bullet] are not guaranteed by BankBoston, N.A. or any of its affiliates; [Bullet] are not deposits or obligations of BankBoston, N.A. or any of its affiliates; and
[Bullet] involve investment risks, including possible loss of principal.

BankBoston, N.A. serves as investment adviser, shareholder servicing agent and custodian for Boston 1784 Funds. Boston 1784 Funds are distributed by SEI Investments Distribution Co., a party independent of BankBoston, N.A. and any of its affiliates. Financial Services Counselors are registered representatives of BankBoston Investor Services, Inc., (member NASD/SIPC) a wholly-owned subsidiary of BankBoston, N.A.